Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

QUARTER ENDED SEPTEMBER 30, 2018

BRIXMOR® Property Group | BRX LISTED NYSE

450 Lexington Ave New York, NY 10017
800.468.7526 BRIXMOR.COM

SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2018

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	21
Outparcel Development & New Development Summary	23
Redevelopment Summary	24
Future Redevelopment Opportunities	26
Portfolio Summary
Portfolio Overview	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	31
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	32
Lease Expiration Schedule	33
Properties by Largest US MSAs	34
Largest MSAs by ABR	36
Properties by State	39
Property List	40

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2018

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses, such as operating costs, real estate taxes and insurance expenses, (ii) excludes percentage rent and ancillary income, and (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed occupancy or (ii) one year
Stabilization	after the property is placed in service.

EBITDA, EBITDAre, Adjusted EBITDA &	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Cash Adjusted EBITDA	A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before (i) interest expense, (ii) federal and state taxes, and
(iii) depreciation and amortization. EBITDAre represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties and (ii) impairment of real estate assets and real estate equity investments. Adjusted EBITDA represents EBITDAre as adjusted for (i) gain (loss) on extinguishment of debt and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents
Adjusted EBITDA as adjusted for (i) straight-line rental income, (ii) amortization of above- and below-market leases and tenant inducements, and (iii)
straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA include the Company's unconsolidated joint venture, which was sold on August 8, 2017, at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, (ii) gain (loss)
on disposition of unconsolidated joint venture interest, and (iii) extraordinary items, plus (iv) depreciation and amortization of operating properties,
(v) impairment of operating properties and real estate equity investments and (vi) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes (i) corporate level expenses (including G&A),
(ii) lease termination fees, (iii) straight-line rental income, (iv) amortization of above- and below-market leases and tenant inducements,
(v) straight-line ground rent expense and (vi) the Company's unconsolidated joint venture, which was sold on August 8, 2017.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of September
30, 2018, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents the percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in all or a portion of the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from
Renewal Rent Spreads.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 1

GLOSSARY OF TERMS

Term	Definition
Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
	A reconciliation of Same Property NOI to net income is provided on page 11.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed development properties
	which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance
	entity.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended	Nine Months Ended
		9/30/18	9/30/18
	Total properties in Brixmor Property Group portfolio	445	445
	Acquired properties excluded from same property NOI	(3)	(4)
	Additional exclusions	(3)	(4)
	Same property NOI pool	439	437

	In process redevelopment properties (includes multi-phase projects)	(13)	(13)
	Completed redevelopment properties	(6)	(6)
	Total redevelopment properties	(19)	(19)

	Same property NOI excluding redevelopments pool	420	418

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease, regardless of the actual cash
	collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	By excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization
	of continuing operations, impairment of operating properties and real estate equity investments, extraordinary items, and after adjustments
	for joint ventures calculated to reflect FFO on the same basis, investors can compare the operating and financial performance of a company’s
	real estate between periods.

• EBITDA, EBITDAre, Adjusted	By excluding various items that the Company believes are not indicative of its operating performance, EBITDA, EBITDAre, Adjusted EBITDA & Cash
EBITDA & Cash Adjusted EBITDA	Adjusted EBITDA provide a meaningful performance measure as it relates to the Company's ability to meet various coverage tests.

• NOI and Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period
	presented and therefore provides a more consistent metric for comparing the operating performance of a company's real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/18	9/30/17	9/30/18	9/30/17
Total revenues (page 6)	$ 306,480	$ 314,496	$ 936,685	$ 963,120
Net income attributable to common stockholders (page 6)	147,346	83,380	288,730	230,358
Net income attributable to common stockholders - per diluted share (page 6)	0.49	0.27	0.95	0.75
Adjusted EBITDA (page 7)	206,097	216,473	630,614	659,914
Cash Adjusted EBITDA (page 7)	196,010	207,141	600,568	624,085
NAREIT FFO (page 8)	128,413	157,246	437,504	480,676
NAREIT FFO per share/OP Unit - diluted (page 8)	0.42	0.52	1.44	1.58
Items that impact FFO comparability, net per share (page 8)	(0.07)	0.00	(0.07)	(0.01)
Dividends declared per share/OP Unit (page 8)	0.275	0.260	0.825	0.780
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 8)	64.2	50.4	56.9	49.5
NOI (page 10)	216,152	225,947	661,095	680,923

	Three Months Ended
Summary Operating and Financial Ratios	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17
NOI margin (page 10)	73.1	73.6	72.7	74.1	74.6
Same property NOI growth (page 11) (1)	1.2	1.4	0.7	3.6	1.5
Fixed charge coverage (page 13)	3.5x	3.6x	3.5x	3.6x	3.5x
Net principal debt to Adjusted EBITDA (page 13) (2)	6.2x	6.4x	6.6x	6.4x	6.5x
Net principal debt to Cash Adjusted EBITDA (page 13) (2)	6.5x	6.7x	6.8x	6.8x	6.8x

Outstanding Classes of Stock	As of 9/30/18	As of 6/30/18	As of 3/31/18	As of 12/31/17	As of 9/30/17
Common shares outstanding (page 13)	299,892	302,627	302,826	304,620	304,937

Summary Portfolio Statistics (3)	As of 9/30/18	As of 6/30/18	As of 3/31/18	As of 12/31/17	As of 9/30/17
Number of properties (page 29)	445	471	480	486	498
Percent billed (page 29)	89.4	89.4	89.8	90.3	89.6
Percent leased (page 29)	92.5	92.5	92.1	92.2	91.6
ABR PSF (page 29)	$ 13.89	$ 13.73	$ 13.61	$ 13.47	$ 13.28
New lease rent spread (page 31)	39.7	28.7	36.7	42.7	20.7
New & renewal lease rent spread (page 31)	13.4	14.3	16.7	16.0	12.7
Total - new, renewal & option lease rent spread (page 31)	12.1	11.2	14.5	13.9	10.2
Total - new, renewal & option GLA (page 31)	3,135,370	3,396,474	2,745,080	2,918,966	3,419,078

2018 Guidance	Current	Previous (at 6/30/18)	Actual YTD	Previous NAREIT FFO guidance did not include the $0.07 loss on extinguishment of debt recognized during the three months ended September 30, 2018.
NAREIT FFO per diluted share (4)(5)	$1.89 - $1.94	$1.95 - $2.04	$ 1.44
Same property NOI growth	1.00% - 1.50%	1.00% - 1.50%	1.30

(1) Reflects same property NOI as reported for the specified period.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on current quarter results.
(3) Reflects portfolio statistics as reported for the specified period.
(4) Does not include any expectations of additional loss on extinguishment of debt related to potential capital transactions or any expectations of additional one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses.
(5) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2018

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/18	12/31/17
Assets
Real estate
Land	$1,845,114	$1,984,309
Buildings and tenant improvements	7,614,385	8,063,871
Construction in progress	98,354	81,214
Lease intangibles	697,118	792,097
	10,254,971	10,921,491
Accumulated depreciation and amortization	(2,358,782)	(2,361,070)
Real estate, net	7,896,189	8,560,421
Cash and cash equivalents	19,607	56,938
Restricted cash	45,412	53,839
Marketable securities	30,725	28,006
Receivables, net of allowance for doubtful accounts of $18,947 and $17,205	230,782	232,111
Deferred charges and prepaid expenses, net	150,232	147,508
Other assets	124,491	75,103
Total assets	$8,497,438	$9,153,926

Liabilities
Debt obligations, net	$5,106,708	$5,676,238
Accounts payable, accrued expenses and other liabilities	516,468	569,340
Total liabilities	5,623,176	6,245,578

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,118,890 and 304,947,144 shares issued and 299,891,880 and 304,620,186
shares outstanding	2,999	3,046
Additional paid-in capital	3,254,722	3,330,466
Accumulated other comprehensive income	27,121	24,211
Distributions in excess of net income	(410,580)	(449,375)
Total equity	2,874,262	2,908,348
Total liabilities and equity	$8,497,438	$9,153,926

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
Revenues
Rental income	$239,217	$246,578	$726,549	$749,976
Expense reimbursements	66,348	66,489	204,589	206,718
Other revenues	915	1,429	5,547	6,426
Total revenues	306,480	314,496	936,685	963,120

Operating expenses
Operating costs	31,969	30,505	101,340	100,955
Real estate taxes	44,711	45,076	135,383	135,607
Depreciation and amortization	85,183	94,239	266,900	285,040
Provision for doubtful accounts	3,094	1,216	6,458	4,023
Impairment of real estate assets	16,372	11,065	44,201	27,383
General and administrative	21,209	22,838	64,955	67,043
Total operating expenses	202,538	204,939	619,237	620,051

Other income (expense)
Dividends and interest	156	76	356	234
Interest expense	(55,364)	(57,410)	(165,735)	(170,584)
Gain on sale of real estate assets	119,333	25,942	159,043	54,920
Gain (loss) on extinguishment of debt, net	(19,759)	1,828	(20,182)	488
Other	(962)	(1,200)	(2,200)	(2,591)
Total other income (expense)	43,404	(30,764)	(28,718)	(117,533)

Income before equity in income of unconsolidated joint venture	147,346	78,793	288,730	225,536
Equity in income of unconsolidated joint venture	—	31	—	381
Gain on disposition of unconsolidated joint venture interest	—	4,556	—	4,556
Net income	147,346	83,380	288,730	230,473
Net income attributable to non-controlling interests	—	—	—	(76)
Net income attributable to Brixmor Property Group Inc.	147,346	83,380	288,730	230,397
Preferred stock dividends	—	—	—	(39)
Net income attributable to common stockholders	$147,346	$83,380	$288,730	$230,358

Per common share:
Net income attributable to common stockholders:
Basic	$0.49	$0.27	$0.95	$0.76
Diluted	$0.49	$0.27	$0.95	$0.75
Weighted average shares:
Basic	302,170	304,936	303,031	304,810
Diluted	302,382	305,176	303,213	305,175

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17

Net income	$147,346	$83,380	$288,730	$230,473
Interest expense	55,364	57,410	165,735	170,584
Federal and state taxes	844	542	1,960	2,509
Depreciation and amortization - continuing operations	85,183	94,239	266,900	285,040
Depreciation and amortization - unconsolidated joint venture	—	—	—	56
EBITDA	288,737	235,571	723,325	688,662
Gain on disposition of operating properties	(119,333)	(25,942)	(159,043)	(54,920)
Gain on disposition of unconsolidated joint venture interest	—	(4,556)	—	(4,556)
Impairment of real estate assets	16,372	11,065	44,201	27,383
EBITDAre	$185,776	$216,138	$608,483	$656,569

EBITDAre	$185,776	$216,138	$608,483	$656,569
(Gain) loss on extinguishment of debt, net	19,759	(1,828)	20,182	(488)
Litigation and other non-routine legal expenses	467	1,959	1,655	3,629
Transaction expenses	95	204	294	204
Total adjustments	20,321	335	22,131	3,345
Adjusted EBITDA	$206,097	$216,473	$630,614	$659,914

Adjusted EBITDA	$206,097	$216,473	$630,614	$659,914
Straight-line rental income, net (1)	(5,015)	(2,397)	(11,896)	(14,484)
Amortization of above- and below-market leases and tenant inducements, net (2)	(5,112)	(6,966)	(18,250)	(21,449)
Straight-line ground rent expense (3)	40	31	100	104
Total adjustments	(10,087)	(9,332)	(30,046)	(35,829)
Cash Adjusted EBITDA	$196,010	$207,141	$600,568	$624,085

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $4 and $2 at pro rata share for the three and nine months ended September 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.
(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements, net of $2 and $15 at pro rata share for the three and nine months ended September 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.
(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17

Net income	$147,346	$83,380	$288,730	$230,473
Gain on disposition of operating properties	(119,333)	(25,942)	(159,043)	(54,920)
Gain on disposition of unconsolidated joint venture interest	—	(4,556)	—	(4,556)
Depreciation and amortization- real estate related- continuing operations	84,028	93,299	263,616	282,240
Depreciation and amortization- real estate related- unconsolidated joint venture	—	—	—	56
Impairment of operating properties	16,372	11,065	44,201	27,383
NAREIT FFO	$128,413	$157,246	$437,504	$480,676

NAREIT FFO per share/OP Unit - diluted	$0.42	$0.52	$1.44	$1.58
Weighted average shares/OP Units outstanding - basic and diluted	302,382	305,176	303,213	305,175

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$(19,759)	$1,828	$(20,182)	$488
Litigation and other non-routine legal expenses	(467)	(1,959)	(1,655)	(3,629)
Transaction expenses	(95)	(204)	(294)	(204)
Total items that impact FFO comparability	$(20,321)	$(335)	$(22,131)	$(3,345)
Items that impact FFO comparability, net per share	$(0.07)	$(0.00)	$(0.07)	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$5,015	$2,397	$11,896	$14,484
Amortization of above- and below-market leases and tenant inducements, net (2)	5,112	6,966	18,250	21,449
Straight-line ground rent expense (3)	(40)	(31)	(100)	(104)

Dividends declared per share/OP Unit	$0.275	$0.260	$0.825	$0.780
Share/OP Unit dividends declared	$82,470	$79,283	$248,970	$237,839
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	64.2%	50.4%	56.9%	49.5%

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $4 and $2 at pro rata share for the three and nine months ended September 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.
(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements, net of $2 and $15 at pro rata share for the three and nine months ended September 30, 2017, respectively. Montecito Marketplace was sold on August 8, 2017.
(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	9/30/18	12/31/17

Receivables, net
Straight-line rent receivable	$125,762	$118,972
Tenant receivables	93,745	95,447
Allowance for doubtful accounts	(18,947)	(17,205)
Insurance receivable (1)	27,461	28,000
Other	2,761	6,897
Total receivables, net	$230,782	$232,111

Deferred charges and prepaid expenses, net
Deferred charges, net	$121,857	$127,778
Prepaid expenses, net	28,375	19,730
Total deferred charges and prepaid expenses, net	$150,232	$147,508

Other assets
Real estate assets held for sale	$80,326	$27,081
Interest rate swaps	27,370	24,420
Furniture, fixtures and leasehold improvements, net	12,985	18,341
Other	3,810	5,261
Total other assets	$124,491	$75,103

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$220,160	$229,517
Below market leases, net	137,199	181,806
Dividends payable	84,646	85,597
Accrued litigation (1)	27,461	28,000
Other	47,002	44,420
Total accounts payable, accrued expenses and other liabilities	$516,468	$569,340

(1) In May 2017, the Company entered into a settlement agreement with respect to a class action lawsuit filed in March 2016.  In October 2018, the Company also entered into a settlement agreement with the remaining equity investors that opted out of the class action lawsuit with respect to a lawsuit filed by such equity opt out investors in June 2018. The aggregate agreed upon settlement amounts are within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-Q, filed with the Securities and Exchange Commission on October 29, 2018.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
Net Operating Income Detail (1)
Base rent	$224,106	$230,694	$680,952	$696,674
Ancillary and other	4,517	4,284	13,088	11,906
Expense reimbursements	66,348	66,489	204,589	206,718
Percentage rents	915	1,246	5,547	6,106
Operating costs	(31,929)	(30,474)	(101,240)	(100,851)
Real estate taxes	(44,711)	(45,076)	(135,383)	(135,607)
Provision for doubtful accounts	(3,094)	(1,216)	(6,458)	(4,023)
Net operating income	$216,152	$225,947	$661,095	$680,923

Operating Ratios
NOI margin (NOI / revenues)	73.1%	74.6%	73.1%	73.9%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	86.6%	88.0%	86.5%	87.4%

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders
Net operating income	$216,152	$225,947	$661,095	$680,923
Lease termination fees	467	2,235	2,363	5,476
Straight-line rental income, net	5,015	2,401	11,896	14,486
Amortization of above- and below-market leases and tenant inducements, net	5,112	6,964	18,250	21,434
Fee income	—	183	—	320
Straight-line ground rent expense (2)	(40)	(31)	(100)	(104)
Depreciation and amortization	(85,183)	(94,239)	(266,900)	(285,040)
Impairment of real estate assets	(16,372)	(11,065)	(44,201)	(27,383)
General and administrative	(21,209)	(22,838)	(64,955)	(67,043)
Total other income (expense)	43,404	(30,764)	(28,718)	(117,533)
Equity in income of unconsolidated joint venture	—	31	—	381
Gain on disposition of unconsolidated joint venture interest	—	4,556	—	4,556
Net income attributable to non-controlling interests	—	—	—	(76)
Preferred stock dividends	—	—	—	(39)
Net income attributable to common stockholders	$147,346	$83,380	$288,730	$230,358

Supplemental Statement of Operations Detail
Rental income
Base rent	$224,106	$230,694	$680,952	$696,674
Lease termination fees	467	2,235	2,363	5,476
Straight-line rental income, net	5,015	2,401	11,896	14,486
Amortization of above- and below-market leases and tenant inducements, net	5,112	6,964	18,250	21,434
Ancillary and other	4,517	4,284	13,088	11,906
Total rental income	$239,217	$246,578	$726,549	$749,976

Other revenues
Percentage rents	$915	$1,246	$5,547	$6,106
Fee income	—	183	—	320
Total other revenues	$915	$1,429	$5,547	$6,426

Interest expense
Mortgage, note and other interest	$45,378	$46,644	$134,449	$136,488
Unsecured credit facility and term loan interest	9,945	10,852	30,979	35,452
Capitalized interest	(629)	(572)	(1,798)	(2,268)
Deferred financing cost amortization	1,596	1,709	4,909	5,283
Debt premium/discount amortization, net	(926)	(1,223)	(2,804)	(4,371)
Total interest expense	$55,364	$57,410	$165,735	$170,584

Other
Federal and state taxes	$844	$542	$1,960	$2,509
Other	118	658	240	82
Total other	$962	$1,200	$2,200	$2,591

Additional G&A Disclosures
Equity based compensation	2,738	2,864	8,006	7,838
Capitalized direct leasing compensation costs	4,490	3,528	11,573	10,620
Capitalized direct construction compensation costs	2,625	1,836	7,654	5,800

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $48 and $461 at pro rata share for the three and nine months ended September 30, 2017, respectively. Montecito
Marketplace was sold on August 8, 2017.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/18	9/30/17	Change	9/30/18	9/30/17	Change
Same Property NOI Analysis
Number of properties	439	439	—	437	437	—
Percent billed	89.4%	89.6%	(0.2%)	89.4%	89.6%	(0.2%)
Percent leased	92.5%	91.6%	0.9%	92.5%	91.6%	0.9%

Revenues
Base rent	$215,330	$209,900		$636,580	$624,375
Ancillary and other	4,295	3,914		12,279	10,705
Expense reimbursements	63,916	61,580		190,400	187,651
Percentage rents	838	1,161		5,340	5,837
	284,379	276,555	2.8%	844,599	828,568	1.9%
Operating expenses
Operating costs	(30,972)	(28,673)		(94,539)	(90,878)
Real estate taxes	(43,023)	(41,777)		(125,997)	(123,619)
Provision for doubtful accounts	(2,850)	(1,041)		(5,539)	(3,623)
	(76,845)	(71,491)	7.5%	(226,075)	(218,120)	3.6%
Same property NOI	$207,534	$205,064	1.2%	$618,524	$610,448	1.3%

Same property NOI excluding redevelopments (1)	$189,179	$188,049	0.6%	$564,172	$559,121	0.9%

NOI margin	73.0%	74.1%		73.2%	73.7%
Expense recovery ratio	86.4%	87.4%		86.3%	87.5%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,430	2.7%		$12,205	1.9%
Ancillary and other	381	0.2%		1,574	0.3%
Net recoveries	(1,209)	(0.6%)		(3,290)	(0.5%)
Percentage rents	(323)	(0.2%)		(497)	(0.1%)
Provision for doubtful accounts	(1,809)	(0.9%)		(1,916)	(0.3%)
		1.2%			1.3%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI	$207,534	$205,064		$618,524	$610,448
Adjustments:
Non-same property NOI	8,618	20,883		42,571	70,475
Lease termination fees	467	2,235		2,363	5,476
Straight-line rental income, net	5,015	2,401		11,896	14,486
Amortization of above- and below-market leases and tenant inducements, net	5,112	6,964		18,250	21,434
Fee income	—	183		—	320
Straight-line ground rent expense	(40)	(31)		(100)	(104)
Depreciation and amortization	(85,183)	(94,239)		(266,900)	(285,040)
Impairment of real estate assets	(16,372)	(11,065)		(44,201)	(27,383)
General and administrative	(21,209)	(22,838)		(64,955)	(67,043)
Total other income (expense)	43,404	(30,764)		(28,718)	(117,533)
Equity in income of unconsolidated joint venture	—	31		—	381
Gain on disposition of unconsolidated joint venture interest	—	4,556		—	4,556
Net income attributable to non-controlling interests	—	—		—	(76)
Preferred stock dividends	—	—		—	(39)
Net income attributable to common stockholders	$147,346	$83,380		$288,730	$230,358

(1) Redevelopments include only completed and in process projects. See page 2 for reconciliation.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
Leasing related:
Tenant improvements and tenant inducements	$13,644	$20,208	$52,826	$56,999
External leasing commissions	2,770	2,346	7,773	6,380
	16,414	22,554	60,599	63,379

Value-enhancing:
Anchor space repositionings	20,825	9,977	38,839	18,561
Outparcel developments	6,720	1,520	10,823	4,295
Redevelopments	17,816	8,391	51,059	31,042
New development	2,832	9,638	7,886	12,149
Other (1)	1,424	—	2,952	—
	49,617	29,526	111,559	66,047

Maintenance capital expenditures	13,704	11,711	21,942	17,996

	$79,735	$63,791	$194,100	$147,422

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/18	12/31/17
Equity Capitalization:
Common shares outstanding			299,892	304,620
Common share price			$17.51	$18.66
Total equity capitalization			$5,251,109	$5,684,209

Debt:
Revolving credit facility			$141,000	$—
Term loans			1,150,000	1,585,000
Unsecured notes			3,468,453	3,218,453
Secured mortgages			384,409	902,717
Total principal debt			5,143,862	5,706,170
Add/Less: Net unamortized premium (discount)			(8,648)	1,836
Less: Deferred financing fees			(28,506)	(31,768)
Total debt			5,106,708	5,676,238
Less: cash, cash equivalents and restricted cash			(65,019)	(110,777)
Net debt			$5,041,689	$5,565,461

Total market capitalization:			$10,292,798	$11,249,670

Liquidity:
Cash and cash equivalents and restricted cash			$65,019	$110,777
Available under revolving credit facility (1)			1,103,813	1,249,329
			$1,168,832	$1,360,106

Ratios:
Principal debt to total market capitalization			50.0%	50.7%
Principal debt to total assets, before depreciation			47.4%	49.6%
Secured principal debt to total assets, before depreciation			3.5%	7.8%
Net principal debt to Adjusted EBITDA (2)			6.2x	6.4x
Net principal debt to Cash Adjusted EBITDA (2)			6.5x	6.8x
Unencumbered assets to unsecured debt			2.1x	1.9x
Interest coverage (Adjusted EBITDA / interest expense) (2)			3.7x	3.9x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			3.5x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments +
preferred dividends)) (2)			3.5x	3.6x

			As of	As of
			9/30/18	12/31/17
Percentage of total debt:
Fixed			87.5%	96.8%
Variable			12.5%	3.2%
Unencumbered summary:
Percent of properties			91.7%	75.3%
Percent of ABR			92.5%	79.0%
Percent of NOI			92.6%	79.5%
Weighted average maturity (years):
Fixed			5.0	5.1
Variable			4.0	6.6
Total			4.9	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $5,187.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Stated Interest Rate
	2018		$1,877	$—	$1,877	6.08%
	2019		7,738	350,000	357,738	2.36%
	2020		7,802	314,767	322,569	4.84%
	2021		—	686,225	686,225	3.49%
	2022		—	750,000	750,000	3.70%
	2023		—	500,000	500,000	3.25%
	2024		—	807,000	807,000	3.71%
	2025		—	700,000	700,000	3.85%
	2026		—	607,542	607,542	4.17%
	2027		—	400,000	400,000	3.90%
	2028+		—	10,911	10,911	7.08%
	Total Debt Maturities		$17,417	$5,126,445	$5,143,862	3.71%

			Net unamortized discount		(8,648)
			Deferred financing costs		(28,506)
			Debt obligations, net		$5,106,708

Detailed Maturity Schedule - Debt obligations

	Fixed Rate Secured Mortgages			Variable Rate and Fixed Rate Unsecured Notes (1)		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans (1)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2018	$1,877	$—	6.08%	$—	—	$—	—
2019	7,738	—	6.08%	—	—	350,000	2.28%
2020	7,802	173,767	5.92%	—	—	141,000	3.45%
2021	—	186,225	6.24%	—	—	500,000	2.46%
2022	—	—	—	750,000	3.70%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	500,000	3.65%	300,000	3.80%
2025	—	—	—	700,000	3.85%	—	—
2026	—	—	—	607,542	4.17%	—	—
2027	—	—	—	400,000	3.90%	—	—
2028+	—	—	—	10,911	7.08%	—	—
Total Debt Maturities	$17,417	$366,992	6.05%	$3,468,453	3.77%	$1,291,000	2.83%

(1) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness
FIXED RATE DEBT:
Secured Mortgages
Inland (Brixmor/IA, LLC) - Pool A (9 properties)		$95,121	5.91	12/6/20	1.85
Inland (Brixmor/IA, LLC) - Pool B (8 properties)		87,121	5.91	12/6/20	1.69
REIT 20 LP 51 A (4 properties)		45,288	6.24	1/6/21	0.88
REIT 20 LP 45 B (4 properties)		40,718	6.24	1/6/21	0.79
REIT 20 LP 42 C (5 properties)		38,065	6.24	1/6/21	0.74
REIT 20 LP 37 D (3 properties)		32,871	6.24	1/6/21	0.64
REIT 20 LP 43 E (4 properties)		38,225	6.24	1/6/21	0.74
Larchmont Centre		7,000	4.40	3/1/24	0.14
TOTAL FIXED RATE SECURED MORTGAGES		384,409	6.05		7.47

Unsecured fixed rate debt
Term Loan Facility - $600M (1)		350,000	2.28	3/18/19	6.81
Term Loan Facility - Tranche B (2)		500,000	2.46	7/31/21	9.72
Term Loan Facility - $300M (3)		50,000	2.78	7/26/24	0.97
TOTAL UNSECURED FIXED RATE DEBT		900,000	2.41		17.50

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		500,000	3.88	8/15/22	9.72
3.25%, 2023 Brixmor OP Notes		500,000	3.25	9/15/23	9.72
3.65%, 2024 Brixmor OP Notes		500,000	3.65	6/15/24	9.72
3.85%, 2025 Brixmor OP Notes		700,000	3.85	2/1/25	13.61
4.13%, 2026 Brixmor OP Notes		600,000	4.13	6/15/26	11.66
7.97%, 2026 Brixmor LLC Notes		694	7.97	8/14/26	0.01
7.65%, 2026 Brixmor LLC Notes		6,100	7.65	11/2/26	0.12
7.68%, 2026 Brixmor LLC Notes I		748	7.68	11/2/26	0.02
3.90%, 2027 Brixmor OP Notes		400,000	3.90	3/15/27	7.78
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90	2/15/28	0.04
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90	2/15/28	0.11
7.50%, 2029 Brixmor LLC Notes		3,203	7.50	7/30/29	0.06
TOTAL FIXED RATE UNSECURED NOTES		3,218,453	3.81		62.57

TOTAL FIXED RATE DEBT		$4,502,862	3.72		87.54

VARIABLE RATE DEBT:
Unsecured variable rate debt
Revolving Credit Facility (Libor + 120bps)		$141,000	3.45	7/31/20	2.74
2022 Brixmor OP Notes (Libor + 105 bps)		250,000	3.36	2/1/22	4.86
Term Loan Facility - $300M (Libor + 190 bps)		250,000	4.00	7/26/24	4.86
TOTAL UNSECURED VARIABLE RATE DEBT		641,000	3.63		12.46

TOTAL VARIABLE RATE DEBT		$641,000	3.63		12.46

TOTAL DEBT OBLIGATIONS		$5,143,862	3.71		100.00

	Net unamortized discount	(8,648)
	Deferred financing costs	(28,506)
	DEBT OBLIGATIONS, NET	$5,106,708

(1) Effective November 1, 2016, $350,000 of the Term Loan Facility - $600M is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.
(2) Effective November 1, 2016, the $500,000 Term Loan Facility - Tranche B is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.
(3) Effective July 28, 2017, $50,000 of the Term Loan Facility - $300M is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 190bps) through March 18, 2019.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	9/30/18

I. Aggregate debt test	< 65%	48.1%
Total Debt		5,106,708
Total Assets		10,625,434

II. Secured debt test	< 40%	3.6%
Total Secured Debt		387,750
Total Assets		10,625,434

III. Unencumbered asset ratio	> 150%	207.8%
Total Unencumbered Assets		9,806,447
Unsecured Debt		4,718,958

IV. Debt service test	> 1.5x	4.2x
Consolidated EBITDA		837,242
Annual Debt Service Charge		199,554

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the
Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017, June 2, 2017 and August 28, 2018 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	9/30/18

I. Leverage ratio	< 60%	39.8%
Total Outstanding Indebtedness		5,143,862
Balance Sheet Cash		80,303
Total Asset Value		12,727,269

II. Secured leverage ratio	< 40%	2.4%
Total Secured Indebtedness		384,409
Balance Sheet Cash		80,303
Total Asset Value		12,727,269

III. Unsecured leverage ratio	< 60%	40.0%
Total Unsecured Indebtedness		4,759,453
Unrestricted Cash		34,891
Unencumbered Asset Value		11,797,588

IV. Fixed charge coverage ratio	> 1.5x	4.2x
Total Net Operating Income		858,899
Capital Expenditure Reserve		11,487
Fixed Charges		201,388

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan
Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2018

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

Three Months Ended June 30, 2018 (1)
Land adjacent to Arborland Center	Ann Arbor, MI	6/1/18	$5,475	48.5 acres	-	-	-
			$5,475	48.5 acres

Three Months Ended September 30, 2018
Outparcel building adjacent to Beneva Village Shoppes	Sarasota, FL	7/9/18	$1,500	3,710	-	-	-
			$1,500	3,710

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2018		$6,975	3,710
				/ 48.5 acres

(1) In addition, Brixmor paid $1,850 to terminate the ground lease and acquire the Rite Aid building at Lehigh Shopping Center in Bethlehem, PA.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

Three Months Ended March 31, 2018
Wells Fargo at Country Hills (2)	Los Angeles-Long Beach-Anaheim, CA	1/4/18	$135	3,500	100.0%	$5.14	n/a
Winchester Plaza	Huntsville, AL	1/17/18	14,750	75,780	96.2%	13.25	Publix
Crossroads Centre	St. Louis, MO-IL	1/24/18	14,650	242,752	87.9%	8.50	Ruler Foods, Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
Oakwood Commons	Nashville-Davidson--Murfreesboro--Franklin, TN	1/25/18	24,500	267,558	91.5%	11.44	Publix, Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
Galleria Commons	Las Vegas-Henderson-Paradise, NV	1/30/18	31,400	278,411	100.0%	11.89	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
Warren Plaza	Dubuque, IA	3/30/18	8,950	96,310	90.5%	8.48	Hy-Vee
Clocktower Place	St. Louis, MO-IL	3/30/18	12,000	209,832	92.9%	7.98	ALDI, Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
			$106,385	1,174,143

Three Months Ended June 30, 2018
Governors Town Square	Atlanta-Sandy Springs-Roswell, GA	4/27/18	$17,450	68,658	98.0%	$17.56	Publix
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	4/27/18	14,300	70,203	98.3%	14.67	Publix
Pensacola Square	Pensacola-Ferry Pass-Brent, FL	5/9/18	9,100	142,767	82.4%	9.43	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom
Roundtree Place	Ann Arbor, MI	5/16/18	11,500	246,620	98.6%	13.07	Walmart Supercenter, Harbor Freight Tools, Ollie's Bargain Outlet
Shoppes at Hickory Hollow	Nashville-Davidson--Murfreesboro--Franklin, TN	5/23/18	12,600	144,469	79.4%	11.27	Kroger, Citi Trends
Brooksville Square (3)	Tampa-St. Petersburg-Clearwater, FL	5/31/18	10,000	60,000	100.0%	12.04	Publix
Southland Shopping Plaza	Toledo, OH	6/7/18	4,200	285,278	67.9%	7.38	Big Lots, Planet Fitness, Shopper's World
Midpoint Center	Cape Coral-Fort Myers, FL	6/15/18	16,500	75,386	98.6%	13.72	Publix
Paradise Plaza	Chico, CA	6/29/18	7,887	196,451	97.9%	7.90	Save Mart, Kmart
Grand Traverse Crossing	Traverse City, MI	6/29/18	35,800	411,758	100.0%	27.02	Walmart Supercenter, Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
			$139,337	1,701,590

Three Months Ended September 30, 2018
Lakewood Plaza	New York-Newark-Jersey City, NY-NJ-PA	7/12/18	$56,000	203,210	100.0%	$17.52	Gourmet Glatt Market, Dollar Tree
Braes Link	Houston-The Woodlands-Sugar Land, TX	7/13/18	8,675	38,997	100.0%	17.98	Walgreens
Liberty Plaza	Baltimore-Columbia-Towson, MD	7/19/18	9,500	57,954	94.0%	16.50	Marshalls
Dominick's Box at Elk Grove Town Center (2)	Chicago-Naperville-Elgin, IL-IN-WI	7/27/18	3,000	72,385	100.0%	-	Dominick's
Mount Carmel Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7/31/18	1,100	14,504	84.5%	13.79	SGS Paper
Fashion Square	Jacksonville, FL	8/1/18	2,500	36,029	46.5%	32.00	Miller's Orange Park Ale House

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

County Line Plaza	Jackson, MS	8/3/18	17,500	221,127	84.5%	11.18	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
St Francis Plaza	Santa Fe, NM	8/6/18	7,900	35,800	100.0%	14.33	Natural Grocers, Walgreens
Iberia Plaza	Lafayette, LA	8/7/18	9,100	131,630	96.6%	6.63	Super 1 Foods
Lagniappe Village	Lafayette, LA	8/7/18	14,500	208,354	92.2%	9.48	Big Lots, Citi Trends, Stage, T.J.Maxx
Dover Park Plaza	Trenton, NJ	8/8/18	7,100	56,638	85.7%	15.84	CVS, Dollar Tree
Dublin Village	Dublin, GA	8/21/18	8,450	94,920	97.5%	7.81	Kroger
Northgate Plaza	Columbus, OH	8/29/18	2,825	15,219	100.0%	17.68	-
Bardin Place Center	Dallas-Fort Worth-Arlington, TX	9/13/18	45,500	420,550	100.0%	9.80	WinCo Foods, Hemispheres, Hobby Lobby, Ross Dress for Less
New Holland Shopping Center	Lancaster, PA	9/17/18	5,600	65,878	96.2%	8.84	Grocery Outlet, Family Dollar
Cherry Square	Allentown-Bethlehem-Easton, PA-NJ	9/20/18	8,700	75,005	94.7%	9.85	Redner's Warehouse Market
Esplanade Shopping Center	Oxnard-Thousand Oaks-Ventura, CA	9/21/18	95,000	356,864	93.0%	20.96	Walmart Neighborhood Market, Bob's Discount Furniture, Dick's Sporting Goods, Five Below, Nordstrom Rack, T.J.Maxx
Brooksville Square (3)	Tampa-St. Petersburg-Clearwater, FL	9/21/18	4,620	96,361	88.5%	10.21	-
Festival Center	Kankakee, IL	9/21/18	3,015	63,796	100.0%	6.85	Big Lots, Dollar General
Chicopee Marketplace	Springfield, MA	9/21/18	29,500	151,003	100.0%	19.49	Marshalls, Party City, Staples
Smith's (4)	-	9/24/18	421	48,000	100.0%	10.54	-
Kimberly West Shopping Center	Davenport-Moline-Rock Island, IA-IL	9/24/18	7,500	113,713	90.1%	6.40	Hy-Vee
Dillsburg Shopping Center	York-Hanover, PA	9/24/18	24,400	153,088	95.1%	13.40	Giant Food (Ahold), Dollar Tree, Rite Aid, Tractor Supply
Cedar Bellaire	Houston-The Woodlands-Sugar Land, TX	9/24/18	17,250	50,967	100.0%	16.68	H-E-B
Shops of Riverdale	Atlanta-Sandy Springs-Roswell, GA	9/27/18	2,431	16,808	70.3%	20.41	-
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	9/28/18	25,500	299,978	96.6%	17.03	Costco, Dick's Sporting Goods, JOANN, P.C. Richard & Son
Clinton Crossing	Jackson, MS	9/28/18	14,750	112,148	96.6%	10.65	Kroger
Kimball Crossing	Chattanooga, TN-GA	9/28/18	21,200	280,476	98.9%	7.63	Walmart Supercenter, Goody's
			$453,537	3,491,402

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2018		$699,259	6,367,135

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
(2) Represents partial sale of shopping center. Data presented reflects only portion of property sold.
(3) Partial sale of property occurred in the three months ended June 30, 2018. Remaining portion sold in the three months ended September 30, 2018. Data presented reflects only portion of property sold in each respective quarter.

(4) Located in Socorro, NM.
Major tenants includes only owned tenants.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2018
1	Delco Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former Babies R Us with a 55K SF Urban Air Adventure Park
2	Franklin Square - Project II	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Fallas with a 11K SF Five Below
3	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 37K SF 24 Hour Fitness and an additional junior anchor space
4	Greeneville Commons	Greeneville, TN	Remerchandise former Kmart with a 52K SF Hobby Lobby, a 21K SF Marshalls and a 9K SF Five Below and remerchandise former JC Penney with a 22K SF Ross Dress for Less
5	Kingston Overlook	Knoxville, TN	Remerchandise former Babies R Us with a 42K SF Urban Air Adventure Park

In Process Projects
6	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, an 18K SF Cost Plus World Market and a 20K SF Shoe Station
7	Springdale - Phase II	Mobile, AL	Relocate and rightsize existing Burlington to 47K SF and remerchandise former Old Navy with an 18K SF Burke's
8	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 20K SF junior anchor and additional small shop space
9	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former Staples with a 10K SF Ulta, a 9K SF junior anchor and additional small shop space
10	Superior Marketplace	Boulder, CO	Remerchandise former Sports Authority with a 22K SF Stickley Furniture and a 17K SF Goldfish Swim School
11	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordmans with a 40K SF Burlington and a 15K SF Planet Fitness
12	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 22K SF Planet Fitness, a 45K SF Big Lots and a 33K SF Tractor Supply
13	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny’s Beverage Depot with additional retailers
14	Market Centre - Project I	Elkhart-Goshen, IN	Remerchandise former MC Sports with a 21K SF JOANN
15	18 Ryan	Detroit-Warren-Dearborn, MI	Remerchandise former grocer with a 39K SF Dream Market grocer and a 13K SF RedLine Athletics
16	Redford Plaza - Project I	Detroit-Warren-Dearborn, MI	Remerchandise former grocer with a 41K SF Sun Valley Market and a 15K SF Citi Trends
17	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
18	Bedford Grove - Project I	Manchester-Nashua, NH	Remerchandise former Hannaford with a 21K SF Boston Interiors and a 36K SF Bed Bath & Beyond
19	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness
20	Laurel Square - Project I	New York-Newark-Jersey City, NY-NJ-PA	Recapture and remerchandise former Kmart with a 95K SF At Home
21	Franklin Square - Project I	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
22	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Rightsize existing T.J. Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
23	Dickson City Crossings - Project I	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former sporting goods store with a 41K SF Burlington and an additional junior anchor
24	The Commons at Wolfcreek - Project II	Memphis, TN-MS-AR	Remerchandise former hhgregg with a 39K SF Painted Tree Marketplace
25	Williamson Square	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Tuesday Morning with a 10K SF Goldfish Swim School and a 4K SF Burn Boot Camp
26	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 37K SF LA Fitness
27	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former ACE Hardware with a 19K SF ALDI
28	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Marathon Oil office space with a 22K SF Planet Fitness and additional junior anchors
29	The Centre at Navarro	Victoria, TX	Remerchandise former Hastings with a 20K SF Planet Fitness and additional small shop space
30	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

31	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocate and expand JOANN to 24K SF, replacing a former Office Depot and remerchandise former JOANN with a 10K SF Ulta

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	31	$122,200	$43,238	9% - 14%

COMPLETED ANCHOR SPACE REPOSITIONINGS
Projects Completed During The Three Months Ended September 30, 2018
1	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Remerchandise former Thomasville Furniture and adjacent small shop space with a 17K SF Cost Plus World Market
2	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Remerchandise former LA Fitness and downsize Office Depot to accommodate a 30K SF Lucky’s Market
3	Dickson City Crossings - Project II	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former hhgregg with a 28K SF Gabe's
4	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas with a 25K SF EL Rancho Supermercado
5	Winwood Town Center	Odessa, TX	Remerchandise former Hastings with a 25K SF dd's Discounts (Ross Dress for Less)

Projects Completed During The Six Months Ended June 30, 2018
6	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K SF of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
7	Commons of Chicago Ridge	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Office Depot with a 28K SF Ross Dress for Less
8	Haymarket Square & Haymarket Mall	Des Moines-West Des Moines, IA	Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
9	Hampton Village Centre - Project II	Detroit-Warren-Dearborn, MI	Relocate and reconfigure four small shop spaces to accommodate a 14K SF Petco
10	Wadsworth Crossings	Cleveland-Elyria, OH	Remerchandise former MC Sports with a 15K SF Planet Fitness
11	The Commons at Wolfcreek - Project I	Memphis, TN-MS-AR	Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF Skechers
12	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Completed	12	$20,638	13%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 22

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:					Net	Gross

				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (2)	to Date	NOI Yield (2)

IN PROCESS OUTPARCEL DEVELOPMENTS (1)
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2018
1	Milestone Plaza	Greenville-Anderson-Mauldin, SC	Construction of a 5K SF Panera	Mar-19	$500	$101	8%
2	Fry Road Crossing	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Freddy's Frozen Custard and Steakburgers	Mar-19	100	70	89%
3	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF Chase	Jun-19	1,200	947	14%

	In Process Projects
4	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 3K SF Shake Shack	Dec-18	2,900	2,590	15%
5	Parkway Plaza	Winston-Salem, NC	Construction of a 3K SF Biscuitville	Dec-18	600	35	18%
6	Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	Construction of a 4K SF Andigo Credit Union	Mar-19	200	91	60%
7	Berkshire Crossing	Pittsfield, MA	Construction of a 5K SF Chili's	Mar-19	300	337	41%
8	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF multi-tenant outparcel with a 2K SF Chipotle and a 2K SF Motion Stretch Studio	Mar-19	3,100	2,717	8%
9	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 6K SF multi-tenant outparcel with a 2K SF Dunkin' and a 4K SF Fuzzy's Taco Shop	Jun-19	2,400	1,005	9%
10	Banks Station	Atlanta-Sandy Springs-Roswell, GA	Construction of a 2K SF Del Taco	Jun-19	400	131	20%
11	Hanover Square	Richmond, VA	Construction of a 5K SF Panera and a 2K SF Chipotle	Mar-20	4,300	1,569	11%
12	Market Centre - Project II	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 2K SF GNC and a 1K SF Cricket Wireless	Jun-20	3,100	1,785	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$19,100	$11,378	12%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (2,3)	NOI Yield (2,3)

COMPLETED OUTPARCEL DEVELOPMENTS
	Projects Completed During The Three Months Ended September 30, 2018
1	Lake St. Charles	Tampa-St. Petersburg-Clearwater, FL	Construction of a 4K SF Speedy Carwash	Sep-18		$62	130%

	Projects Completed During The Six Months Ended June 30, 2018
2	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Mar-18		4,426	12%
3	Westchester Square	Kansas City, MO-KS	Construction of a 2K SF Starbucks outparcel	Mar-18		1,061	12%
4	Orange Grove	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Chick-fil-A outparcel	Jun-18		81	155%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,630	15%

NEW DEVELOPMENTS:

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (2,3)	NOI Yield (2,3)

COMPLETED NEW DEVELOPMENTS
	Projects Completed During The Three Months Ended September 30, 2018
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, a 38K SF HomeSense (TJX), an 18K SF PetSmart, a 10K SF ULTA, a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco and solar array installation	Sep-18		$39,301	9%

(1) The project at Lagniappe Village was removed from In Process pipeline due to sale of property during the quarter.
(2) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2018

1	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-20	$37,100	$10,241	9

	In Process Projects

2	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA; construction of a 4K SF Panera outparcel with drive-thru; and solar array installation	53	Dec-18	9,300	9,027	9

3	Speedway Super Center - Phase I	Indianapolis-Carmel-Anderson, IN	Redevelopment of underutilized retail space to accommodate a 40K SF Burlington, a 22K SF Ross Dress for Less and a 9K SF Five Below; potential construction of an outparcel pad; and shopping center upgrades including façade renovations and updated parking	66	Dec-18	12,600	10,947	9

4	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of a 34K SF LA Fitness, an outparcel retail building and a 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-18 / Dec-19	31,000	23,429	8

5	Rose Pavilion - Phase II	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus; expansion of existing Fitness 19 and Phenix Salon Suites; and shopping center upgrades including façade and common area enhancements and solar array installation	27	Mar-19	6,500	4,441	10

6	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Jun-19	5,500	1,521	12

7	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of poorly configured retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; and shopping center upgrades including new landscaping	35	Sep-19	10,500	3,124	9

8	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington to 51K SF prototype to accommodate addition of a 33k SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including parking reconfiguration, an additional outparcel, and new façades	34	Sep-19	16,100	5,764	7

9	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 12K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Sep-19	6,500	2,186	8

10	Village at Mira Mesa - Phase I (2)	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, a 21K SF BevMo! and construction of 19K SF of additional retail space; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including façade, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, integrated mesh network systems and electric vehicle charging stations
				36	Dec-19	21,000	7,766	9

11	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; and shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Dec-19	10,500	1,783	10

12	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Jun-20	11,100	5,704	11

13	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 44K SF office building and relocate / terminate existing shops; ground up construction of a 34K SF LA Fitness and 73K SF Maya Cinemas	65	Jun-20	21,400	3,667	8

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$199,100	$89,601	9

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

				Property	Stabilization	Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1,3)	Yield (1,3)

COMPLETED REDEVELOPMENTS
	Projects Completed During The Three Months Ended September 30, 2018

1	Ventura Downs	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Sep-18	$6,600	8

	Projects Completed During The Six Months Ended June 30, 2018

2	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade, pylon sign and common area enhancements, LED lighting, parking realignment and new landscaping	11	Mar-18	18,700	8
3	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop space with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes and a 2K SF T-Mobile; and shopping center upgrades including façade and common area enhancements, LED lighting and new landscaping	14	Jun-18	1,700	15

	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$27,000	8

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net estimated costs exclude $3 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale - Phase III	Mobile, AL	Further repositioning of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component, enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
7	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
8	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Extensive repositioning and reconfiguration, densification of site
9	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Rebranding of shopping center, including reconfiguration of existing footprint for multiple retailers, potential outparcel development
10	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
11	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
12	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
13	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
14	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
2	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
4	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers and/or entertainment users
6	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
7	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Reposition and remerchandise existing anchor space for multiple retailers
8	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Rebranding of shopping center, including reconfiguration of small shop space
9	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
10	Westridge Court - Project I (1)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space for multiple retailers
11	Westridge Court - Project II (1)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing pad building for restaurant use, enhancement of common areas
12	Market Centre - Project III	Elkhart-Goshen, IN	Densification of site, including several multi-tenant outparcel buildings
13	London Marketplace	London, KY	Reposition and remerchandise existing anchor space for multiple retailers, potential outparcel development
14	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building for multiple retailers
15	Redford Plaza - Project II	Detroit-Warren-Dearborn, MI	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
16	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space, remerchandise with relevant and national retailers
17	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
18	Bedford Grove - Project II	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
19	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
20	Laurel Square - Project II	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
21	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise for multiple retailers
22	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 26

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

23	Park Hills Plaza	Altoona, PA	Reconfigure and remerchandise obsolete space, potential outparcel development
24	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
25	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development
26	Hillcrest Market Place (1)	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
27	The Commons at Wolfcreek - Project III	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
28	Carmel Village	Corpus Christi, TX	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
29	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer and existing small shop space
30	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
31	Jester Village	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas

(1) Indicates project added to pipeline during the three months ended September 30, 2018.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 27

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2018

Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		9/30/18	6/30/18	3/31/18	12/31/17	9/30/17

Number of properties		445	471	480	486	498
GLA		76,577,108	79,997,289	81,732,582	82,812,209	84,091,870
Percent billed		89.4%	89.4%	89.8%	90.3%	89.6%
Percent leased		92.5%	92.5%	92.1%	92.2%	91.6%
TOTAL ≥ 10,000 SF		95.5%	95.6%	95.4%	95.5%	94.7%
TOTAL < 10,000 SF		85.5%	85.1%	84.4%	84.5%	84.4%
ABR		$911,116	$941,392	$943,734	$949,568	$945,721
ABR PSF		$13.89	$13.73	$13.61	$13.47	$13.28

PORTFOLIO BY UNIT SIZE AS OF 9/30/18
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	503	30,447,110	94.0%	96.3%	19.4%	$245,258	$9.73
20,000 - 34,999 SF	520	13,675,153	91.5%	95.6%	10.3%	136,276	10.58
10,000 - 19,999 SF	673	9,211,416	88.8%	92.6%	11.8%	113,501	13.67
5,000 - 9,999 SF	1,250	8,626,043	84.5%	86.9%	19.5%	123,805	17.24
< 5,000 SF	6,978	14,617,386	81.2%	84.6%	38.9%	292,276	24.36
TOTAL	9,924	76,577,108	89.4%	92.5%	100.0%	$911,116	$13.89

TOTAL ≥ 10,000 SF	1,696	53,333,679	92.5%	95.5%	41.6%	$495,035	$10.67
TOTAL < 10,000 SF	8,228	23,243,429	82.4%	85.5%	58.4%	416,081	21.69

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 29

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	87	2,726,516	3.6%	$29,954	3.3%	$10.99
2	The Kroger Co. (2)	57	3,791,065	5.0%	26,671	2.9%	7.04
3	Dollar Tree Stores, Inc. (3)	139	1,576,804	2.1%	16,550	1.8%	10.50
4	Ahold Delhaize (4)	24	1,296,798	1.7%	13,366	1.5%	10.31
5	Publix Super Markets, Inc.	31	1,377,761	1.8%	12,968	1.4%	9.41
6	Burlington Stores, Inc.	22	1,445,065	1.9%	12,226	1.3%	8.46
7	Albertson's Companies, Inc. (5)	20	1,122,477	1.5%	11,956	1.3%	10.65
8	Wal-Mart Stores, Inc. (6)	20	2,437,380	3.2%	10,569	1.2%	4.34
9	Ross Stores, Inc. (7)	32	870,967	1.1%	10,005	1.1%	11.49
10	L.A. Fitness International, LLC	14	595,515	0.8%	9,636	1.1%	16.18
		446	17,240,348	22.7%	153,901	16.9%	8.93

11	Bed Bath & Beyond, Inc. (8)	30	747,716	1.0%	9,472	1.0%	12.67
12	PetSmart, Inc.	27	614,754	0.8%	9,259	1.0%	15.06
13	Big Lots, Inc.	41	1,356,569	1.8%	8,871	1.0%	6.54
14	PETCO Animal Supplies, Inc. (9)	37	493,798	0.6%	8,420	0.9%	17.05
15	Best Buy Co., Inc.	15	613,462	0.8%	8,273	0.9%	13.49
16	Office Depot, Inc. (10)	29	627,576	0.8%	6,952	0.8%	11.08
17	The Michaels Companies, Inc.	26	581,254	0.8%	6,814	0.7%	11.72
18	Kohl's Corporation	11	907,322	1.2%	6,787	0.7%	7.48
19	Party City Holdco Inc.	34	486,582	0.6%	6,627	0.7%	13.62
20	Ulta Beauty, Inc.	25	283,429	0.4%	6,389	0.7%	22.54
		721	23,952,810	31.5%	231,765	25.3%	9.68

21	Staples, Inc.	23	476,124	0.6%	5,959	0.7%	12.52
22	Sears Holdings Corporation (11)	11	1,096,294	1.4%	5,222	0.6%	4.76
23	The Home Depot, Inc.	7	687,541	0.9%	5,204	0.6%	7.57
24	DICK's Sporting Goods, Inc. (12)	10	372,043	0.5%	5,155	0.6%	13.86
25	Ascena Retail Group, Inc. (13)	46	283,104	0.4%	5,131	0.6%	18.12
26	Mattress Firm, Inc.	38	223,700	0.3%	5,056	0.6%	22.60
27	Hobby Lobby Stores, Inc.	14	769,163	1.0%	5,047	0.6%	6.56
28	CVS Health	20	267,257	0.3%	4,917	0.5%	18.40
29	Five Below, Inc.	28	241,256	0.3%	4,590	0.5%	19.03
30	H.E. Butt Grocery Company (14)	6	368,237	0.5%	4,569	0.5%	12.41
31	Southeastern Grocers (15)	12	568,562	0.7%	4,534	0.5%	7.97
32	JOANN Stores, Inc.	21	415,255	0.5%	4,390	0.5%	10.57
33	DSW Inc.	14	268,691	0.4%	4,376	0.5%	16.29
34	Sally Beauty Holdings, Inc. (16)	106	188,182	0.2%	4,346	0.5%	23.09
35	Giant Eagle, Inc.	5	391,503	0.5%	4,285	0.5%	10.94
36	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.5%	19.37
37	Gap, Inc. (17)	15	236,332	0.3%	4,144	0.5%	17.53
38	Barnes & Noble, Inc.	10	224,673	0.3%	4,023	0.4%	17.91
39	JP Morgan Chase & Co.	28	101,202	0.1%	3,916	0.4%	38.69
40	Wakefern Food Corporation (18)	6	307,332	0.4%	3,858	0.4%	12.55

	TOTAL TOP 40 RETAILERS	1,145	31,653,616	41.4%	$324,638	35.8%	$10.26

(1) Includes T.J. Maxx-41, Marshalls-34, HomeGoods-10, HomeSense-1 and Sierra		(5) Includes Vons-4, Acme-3, Randalls-3, Albertsons-2, Jewel-Osco-2,				(11) Includes Kmart-9 and Sears-2.
Trading Post-1.		Shaw's-2, Tom Thumb-2, Shop & Save Market-1 and Star Market-1.				(12) Includes DICK'S Sporting Goods-6 and Golf Galaxy-4.
(2) Includes Kroger-44, King Soopers-3, Harris Teeter-3, Ralphs-2, Pick ' N Save-2,		(6) Includes Supercenters-11, Discount Stores-5, Walmart Neighborhood				(13) Includes dressbarn-16, Catherines-9, Justice-7, Lane Bryant-7,
Dillons-1, Food 4 Less-1 and Pay Less-1		Market-3 and Sam's Club-1				maurices-5, Ann Taylor-1 and Roz & Ali-1
(3) Includes Dollar Tree-113, Family Dollar-25 and Deals$-1.		(7) Includes Ross Dress for Less-29 and dd's Discounts-3.				(14) Includes H-E-B-5 and Central Market-1.
(4) Includes Giant Food-7, Super Stop & Shop-7, Food Lion-5, Stop & Shop-2,		(8) Includes Bed Bath & Beyond-16, Harmon Face Values-6, Christmas				(15) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
Bottom Dollar Food-1, Hannaford-1 and Tops Market-1. Excludes one lease		Tree Shops-4, Cost Plus World Market-2 and buybuy Baby-2.				(16) Includes Sally Beauty-97, Cosmoprof-8 and Macon Beauty Systems-1.
where retailer is guarantor.		(9) Includes PETCO-36 and Unleashed-1.				(17) Includes Old Navy-11, GAP Factory-3 and Banana Republic-1.
		(10) Includes Office Depot-15 and OfficeMax-14.				(18) Includes ShopRite-3 and PriceRite-3.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 30

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/18	509	3,135,370	$45,587	$14.54	$6.97	$1.31	6.0	411	2,805,889	$14.10	$12.58	12.1
Three months ended 6/30/18	576	3,396,474	50,355	14.83	7.60	1.37	6.6	477	2,754,832	14.99	13.48	11.2
Three months ended 3/31/18	440	2,745,080	39,606	14.43	8.90	1.63	7.3	371	2,228,858	14.76	12.89	14.5
Three months ended 12/31/17	461	2,918,966	42,641	14.61	7.35	1.24	6.0	381	2,537,208	14.41	12.65	13.9
TOTAL - TTM	1,986	12,195,890	$178,189	$14.61	$7.67	$1.38	6.5	1,640	10,326,787	$14.55	$12.91	12.7

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/18	436	2,238,581	$34,535	$15.43	$9.76	$1.84	6.4	338	1,909,100	$14.93	$13.17	13.4
Three months ended 6/30/18	464	2,077,701	34,534	16.62	12.23	2.19	7.6	365	1,436,059	17.73	15.51	14.3
Three months ended 3/31/18	395	2,046,088	31,087	15.19	11.94	2.19	8.0	326	1,529,866	15.93	13.65	16.7
Three months ended 12/31/17	412	2,318,617	35,039	15.11	9.23	1.57	6.3	332	1,936,859	14.96	12.90	16.0
TOTAL - TTM	1,707	8,680,987	$135,195	$15.57	$10.72	$1.93	7.0	1,361	6,811,884	$15.75	$13.69	15.0

NEW LEASES
Three months ended 9/30/18	157	875,425	$12,937	$14.78	$21.76	$4.53	9.1	62	555,850	$12.84	$9.19	39.7
Three months ended 6/30/18	176	1,013,676	15,093	14.89	23.52	4.46	9.6	80	381,233	16.40	12.74	28.7
Three months ended 3/31/18	151	1,042,526	15,090	14.47	21.11	4.29	10.2	82	526,304	15.91	11.64	36.7
Three months ended 12/31/17	146	872,645	14,131	16.19	20.62	4.15	9.2	67	493,973	16.48	11.55	42.7
TOTAL - TTM	630	3,804,272	$57,251	$15.05	$21.79	$4.36	9.6	291	1,957,360	$15.28	$11.14	37.2

RENEWAL LEASES
Three months ended 9/30/18	279	1,363,156	$21,597	$15.84	$2.06	$0.10	4.7	276	1,353,250	$15.79	$14.80	6.7
Three months ended 6/30/18	288	1,064,025	19,441	18.27	1.47	0.03	5.6	285	1,054,826	18.22	16.51	10.4
Three months ended 3/31/18	244	1,003,562	15,997	15.94	2.40	-	5.6	244	1,003,562	15.94	14.70	8.4
Three months ended 12/31/17	266	1,445,972	20,908	14.46	2.35	0.01	4.6	265	1,442,886	14.44	13.37	8.0
TOTAL - TTM	1,077	4,876,715	$77,943	$15.98	$2.09	$0.04	5.0	1,070	4,854,524	$15.94	$14.73	8.2

OPTION LEASES
Three months ended 9/30/18	73	896,789	$11,053	$12.32	$ -	$ -	5.1	73	896,789	$12.32	$11.34	8.6
Three months ended 6/30/18	112	1,318,773	15,821	12.00	0.30	0.08	5.2	112	1,318,773	12.00	11.28	6.4
Three months ended 3/31/18	45	698,992	8,519	12.19	-	-	5.3	45	698,992	12.19	11.23	8.5
Three months ended 12/31/17	49	600,349	7,602	12.66	0.08	-	5.0	49	600,349	12.66	11.82	7.1
TOTAL - TTM	279	3,514,903	$42,995	$12.23	$0.13	$0.03	5.2	279	3,514,903	$12.23	$11.38	7.5

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 9/30/18						TTM Ended 9/30/18
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	15%	62%	45%	$10.52	11.7%		14%	63%	45%	$10.46	12.8
	New & Renewal Leases Only	11%	57%	40%	10.72	13.9%		11%	56%	38%	10.66	17.5
New Leases		11%	61%	43%	10.31	45.3%		15%	64%	46%	10.86	49.2
Renewal Leases		11%	54%	38%	11.02	0.9%		9%	49%	32%	10.46	4.4
Option Leases		34%	75%	62%	10.13	8.0%		34%	81%	67%	10.12	7.1
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	85%	38%	55%	$21.14	12.4%		86%	37%	55%	$21.68	12.7
	New & Renewal Leases Only	89%	43%	60%	21.62	13.1%		89%	44%	62%	21.75	13.7
New Leases		89%	39%	57%	21.78	29.6%		85%	36%	54%	22.61	27.5
Renewal Leases		89%	46%	62%	21.54	10.5%		91%	51%	68%	21.29	10.2
Option Leases		66%	25%	38%	19.03	9.9%		66%	19%	33%	21.25	8.5

(1) Includes tenant-specific landlord work.
(2) Comparable leases only.
Includes new development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 31

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		9/30/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17
	NEW LEASES
	Weighted average over lease term:
	Base rent	$ 16.04	$ 15.66	$ 16.08	$ 15.58	$ 16.94	$ 18.04
	Tenant improvements and allowances	(2.30)	(2.38)	(2.43)	(2.24)	(2.17)	(2.53)
	Tenant specific landlord work	(0.55)	(0.55)	(0.56)	(0.60)	(0.45)	(0.51)
	Third party leasing commissions	(0.45)	(0.48)	(0.47)	(0.44)	(0.42)	(0.47)
	EQUIVALENT NET EFFECTIVE RENT	$ 12.74	$ 12.25	$ 12.62	$ 12.30	$ 13.90	$ 14.53
	Net effective rent / base rent	79%	78%	79%	79%	82%	81%
	Weighted average term (years)	9.6	9.1	9.6	10.2	9.2	8.8

	PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	43%	39%	40%	45%	47%	39%
	< 10,000 SF	57%	61%	60%	55%	53%	61%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 9/30/18:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	77	2,018,980	$ 24,017	$ 11.90
	< 10,000 SF	287	788,175	20,394	25.87
	TOTAL	364	2,807,155	$ 44,411	$ 15.82

Includes new development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 32

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	334	977,390	1.4	1.5%	$14.06	$14.06	11	285,706	0.6%	0.5%	$8.03	$8.03	323	691,684	3.5%	2.8%	$16.55	$16.55
2018	239	896,569	1.3	1.5%	14.87	14.87	15	349,125	0.7%	0.6%	8.70	8.70	224	547,444	2.8%	2.5%	18.80	18.80
2019	1,326	8,531,175	12.0	10.8%	11.55	11.56	153	5,405,227	10.6%	8.2%	7.54	7.54	1,173	3,125,948	15.7%	13.9%	18.49	18.50
2020	1,371	10,683,985	15.1	14.0%	11.90	11.98	238	7,740,727	15.2%	13.5%	8.65	8.66	1,133	2,943,258	14.8%	14.5%	20.45	20.72
2021	1,242	9,756,262	13.8	13.2%	12.28	12.49	206	6,965,222	13.7%	12.7%	9.03	9.06	1,036	2,791,040	14.0%	13.7%	20.40	21.07
2022	1,059	8,702,125	12.3	12.3%	12.90	13.29	198	6,306,005	12.4%	12.1%	9.49	9.58	861	2,396,120	12.1%	12.6%	21.88	23.06
2023	993	7,487,292	10.6	10.8%	13.20	13.73	187	5,168,895	10.1%	10.1%	9.68	9.82	806	2,318,397	11.7%	11.7%	21.06	22.46
2024	510	5,526,268	7.8	7.5%	12.32	13.37	133	4,249,203	8.3%	8.4%	9.82	10.44	377	1,277,065	6.4%	6.3%	20.63	23.12
2025	302	3,233,662	4.6	4.8%	13.48	14.60	83	2,442,767	4.8%	5.4%	11.01	11.65	219	790,895	4.0%	4.0%	21.09	23.73
2026	291	2,886,679	4.1	4.8%	15.22	16.73	79	2,158,288	4.2%	5.3%	12.13	12.99	212	728,391	3.7%	4.3%	24.35	27.82
2027	313	3,017,095	4.3	4.8%	14.46	16.47	72	2,196,902	4.3%	5.1%	11.39	12.71	241	820,193	4.1%	4.5%	22.68	26.54
2028+	655	9,103,121	12.9	14.1%	14.08	16.25	229	7,664,702	15.0%	18.1%	11.66	13.17	426	1,438,419	7.2%	9.3%	26.96	32.69

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	334	977,390	1.4	1.5%	$14.06	$14.06	11	285,706	0.6%	0.5%	$8.03	$8.03	323	691,684	3.5%	2.8%	$16.55	$16.55
2018	186	529,662	0.7	0.9%	15.87	15.87	8	141,614	0.3%	0.2%	7.37	7.37	178	388,048	2.0%	1.8%	18.98	18.98
2019	914	3,588,457	5.1	5.3%	13.35	13.35	57	1,463,166	2.9%	2.0%	6.73	6.74	857	2,125,291	10.7%	9.1%	17.91	17.91
2020	899	3,570,943	5.0	5.9%	15.13	15.31	60	1,562,544	3.1%	2.8%	8.77	8.78	839	2,008,399	10.1%	9.7%	20.08	20.40
2021	845	2,898,052	4.1	5.4%	17.08	17.68	45	996,469	2.0%	2.1%	10.46	10.55	800	1,901,583	9.6%	9.4%	20.55	21.42
2022	690	2,314,515	3.3	4.7%	18.42	19.52	37	719,499	1.4%	1.7%	11.40	11.69	653	1,595,016	8.0%	8.3%	21.58	23.06
2023	677	2,555,898	3.6	4.8%	17.13	18.40	50	920,948	1.8%	1.9%	10.32	10.81	627	1,634,950	8.2%	8.2%	20.98	22.67
2024	448	2,257,850	3.2	3.5%	14.32	15.86	39	1,095,083	2.2%	1.9%	8.40	9.04	409	1,162,767	5.9%	5.6%	19.89	22.28
2025	320	2,223,053	3.1	3.2%	13.08	14.51	57	1,485,316	2.9%	2.7%	9.02	9.91	263	737,737	3.7%	3.8%	21.27	23.76
2026	305	1,902,570	2.7	3.1%	14.90	16.73	35	998,444	2.0%	1.8%	9.07	9.96	270	904,126	4.6%	4.6%	21.34	24.21
2027	330	2,316,293	3.3	3.7%	14.50	16.45	62	1,521,658	3.0%	3.2%	10.48	11.44	268	794,635	4.0%	4.2%	22.19	26.06
2028+	2,687	45,666,940	64.5	57.9%	11.56	14.85	1,143	39,742,322	78.0%	79.3%	9.87	12.62	1,544	5,924,618	29.8%	32.5%	22.84	29.82

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 9/30/18				78.8%	81.4%

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,539,644	90.5%	93.4%	$66,836	$20.41	6.5%	4.6%	7.3%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,710,036	93.8%	96.7%	32,430	21.62	2.2%	2.2%	3.6%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,840,189	80.9%	83.5%	41,225	13.78	3.4%	5.0%	4.5%
4	Dallas-Fort Worth-Arlington, TX	15	2,751,295	87.1%	92.3%	41,206	16.87	3.4%	3.6%	4.5%
5	Houston-The Woodlands-Sugar Land, TX	34	4,434,788	88.1%	91.0%	47,594	12.37	7.6%	5.8%	5.2%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.1%	97.1%	4,983	11.38	0.7%	0.6%	0.5%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,495,047	86.6%	89.0%	18,095	14.18	2.0%	2.0%	2.0%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	24	4,041,495	93.5%	95.0%	56,663	16.96	5.4%	5.3%	6.2%
9	Atlanta-Sandy Springs-Roswell, GA	23	3,561,019	92.9%	94.8%	37,248	11.36	5.2%	4.7%	4.1%
10	Boston-Cambridge-Newton, MA-NH	6	707,909	95.6%	95.9%	8,638	12.78	1.3%	0.9%	0.9%
	Top 10 Largest US MSAs by Population	168	26,532,682	89.4%	92.0%	354,918	15.39	37.7%	34.7%	38.8%

11	Phoenix-Mesa-Scottsdale, AZ	1	119,525	86.1%	86.1%	1,327	12.89	0.2%	0.2%	0.1%
12	San Francisco-Oakland-Hayward, CA	2	506,531	94.8%	97.9%	10,692	26.74	0.4%	0.7%	1.2%
13	Riverside-San Bernardino-Ontario, CA	5	641,635	93.7%	95.1%	9,154	16.59	1.1%	0.8%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,435,664	81.3%	92.8%	15,382	12.61	1.8%	1.9%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,788	89.9%	90.1%	13,555	13.60	1.8%	1.5%	1.5%
17	San Diego-Carlsbad, CA	3	647,291	91.9%	98.9%	13,853	22.13	0.7%	0.8%	1.5%
18	Tampa-St. Petersburg-Clearwater, FL	14	2,246,170	89.9%	90.8%	27,085	14.45	3.1%	2.9%	3.0%
19	Denver-Aurora-Lakewood, CO	5	1,197,905	84.4%	90.5%	14,636	14.00	1.1%	1.6%	1.6%
20	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
	Top 20 Largest US MSAs by Population	214	34,507,191	89.1%	92.1%	460,602	15.41	47.9%	45.1%	50.4%

21	St. Louis, MO-IL	2	209,036	84.4%	95.7%	2,124	10.79	0.4%	0.3%	0.2%
22	Charlotte-Concord-Gastonia, NC-SC	5	1,636,487	94.1%	95.1%	14,955	10.52	1.1%	2.1%	1.6%
23	Orlando-Kissimmee-Sanford, FL	5	808,790	86.0%	95.2%	15,941	21.04	1.1%	1.1%	1.7%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,953	10.88	0.2%	0.3%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	92.8%	92.8%	1,923	19.97	0.2%	0.1%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,930,720	94.7%	95.0%	21,534	14.85	1.6%	2.5%	2.4%
30	Kansas City, MO-KS	4	605,526	88.7%	90.0%	4,385	8.19	0.9%	0.8%	0.5%
31	Austin-Round Rock, TX	1	163,712	77.6%	98.4%	1,863	11.56	0.2%	0.2%	0.2%
32	Columbus, OH	3	435,069	86.9%	88.1%	3,683	10.12	0.7%	0.6%	0.4%
33	Cleveland-Elyria, OH	4	1,021,816	93.8%	94.1%	11,495	11.99	0.9%	1.3%	1.3%
34	Indianapolis-Carmel-Anderson, IN	4	902,281	85.8%	90.1%	7,753	9.57	0.9%	1.2%	0.9%

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	94.9%	98.4%	8,978	11.47	0.9%	1.0%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	83.8%	93.8%	2,636	20.74	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	703,934	90.5%	91.0%	6,626	10.79	0.9%	0.9%	0.7%
40	Jacksonville, FL	4	798,464	89.5%	96.3%	8,476	11.38	0.9%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	659,193	83.9%	89.8%	8,620	14.83	0.2%	0.9%	0.9%
43	Raleigh, NC	2	291,027	89.2%	98.6%	3,776	13.26	0.4%	0.4%	0.4%
44	Richmond, VA	2	222,690	94.8%	97.8%	3,271	15.02	0.4%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	707,728	95.8%	96.1%	7,201	10.94	0.9%	0.9%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	3	596,013	90.6%	91.1%	9,278	17.09	0.7%	0.8%	1.0%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	276	47,450,092	89.6%	92.6%	607,073	14.67	62.0%	62.0%	66.6%

	MSAs Ranked 51 - 100 by Population	54	9,772,297	89.3%	93.3%	104,939	12.92	12.1%	12.8%	11.5%

	Other MSAs	115	19,354,719	88.9%	91.6%	199,104	12.37	25.7%	25.2%	21.9%

TOTAL		445	76,577,108	89.4%	92.5%	$911,116	$13.89	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,539,644	90.5	93.4	$66,836	$20.41	6.5	4.6	7.3
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	24	4,041,495	93.5	95.0	56,663	16.96	5.4	5.3	6.2
3	Houston-The Woodlands-Sugar Land, TX	5	34	4,434,788	88.1	91.0	47,594	12.37	7.6	5.8	5.2
4	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,840,189	80.9	83.5	41,225	13.78	3.4	5.0	4.5
5	Dallas-Fort Worth-Arlington, TX	4	15	2,751,295	87.1	92.3	41,206	16.87	3.4	3.6	4.5
6	Atlanta-Sandy Springs-Roswell, GA	9	23	3,561,019	92.9	94.8	37,248	11.36	5.2	4.7	4.1
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,710,036	93.8	96.7	32,430	21.62	2.2	2.2	3.6
8	Tampa-St. Petersburg-Clearwater, FL	18	14	2,246,170	89.9	90.8	27,085	14.45	3.1	2.9	3.0
9	Cincinnati, OH-KY-IN	29	7	1,930,720	94.7	95.0	21,534	14.85	1.6	2.5	2.4
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,495,047	86.6	89.0	18,095	14.18	2.0	2.0	2.0
	10 Largest MSAs by ABR	-	180	29,550,403	89.5	91.9	389,916	15.42	40.4	38.6	42.8

11	Orlando-Kissimmee-Sanford, FL	23	5	808,790	86.0	95.2	15,941	21.04	1.1	1.1	1.7
12	Detroit-Warren-Dearborn, MI	14	8	1,435,664	81.3	92.8	15,382	12.61	1.8	1.9	1.7
13	Charlotte-Concord-Gastonia, NC-SC	22	5	1,636,487	94.1	95.1	14,955	10.52	1.1	2.1	1.6
14	Denver-Aurora-Lakewood, CO	19	5	1,197,905	84.4	90.5	14,636	14.00	1.1	1.6	1.6
15	San Diego-Carlsbad, CA	17	3	647,291	91.9	98.9	13,853	22.13	0.7	0.8	1.5
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,788	89.9	90.1	13,555	13.60	1.8	1.5	1.5
17	Allentown-Bethlehem-Easton, PA-NJ	69	4	1,218,882	88.0	94.8	13,417	14.12	0.9	1.6	1.5
18	Naples-Immokalee-Marco Island, FL	144	4	778,064	93.9	96.1	12,112	16.58	0.9	1.0	1.3
19	Cleveland-Elyria, OH	33	4	1,021,816	93.8	94.1	11,495	11.99	0.9	1.3	1.3
20	Ann Arbor, MI	146	3	827,399	81.5	87.4	10,970	15.29	0.7	1.1	1.2
	20 Largest MSAs by ABR	-	229	40,302,489	89.2	92.3	526,232	15.16	51.4	52.6	57.7

21	San Francisco-Oakland-Hayward, CA	12	2	506,531	94.8	97.9	10,692	26.74	0.4	0.7	1.2
22	Binghamton, NY	192	4	753,407	98.3	98.6	10,439	14.05	0.9	1.0	1.1
23	Hartford-West Hartford-East Hartford, CT	47	3	596,013	90.6	91.1	9,278	17.09	0.7	0.8	1.0
24	Riverside-San Bernardino-Ontario, CA	13	5	641,635	93.7	95.1	9,154	16.59	1.1	0.8	1.0
25	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	94.9	98.4	8,978	11.47	0.9	1.0	1.0
26	Boston-Cambridge-Newton, MA-NH	10	6	707,909	95.6	95.9	8,638	12.78	1.3	0.9	0.9
27	Memphis, TN-MS-AR	42	1	659,193	83.9	89.8	8,620	14.83	0.2	0.9	0.9
28	Jacksonville, FL	40	4	798,464	89.5	96.3	8,476	11.38	0.9	1.0	0.9
29	Vallejo-Fairfield, CA	121	1	519,223	85.7	86.5	8,401	18.97	0.2	0.7	0.9
30	Port St. Lucie, FL	111	5	635,563	84.8	87.1	8,115	14.77	1.1	0.8	0.9
31	North Port-Sarasota-Bradenton, FL	72	5	730,553	93.2	94.3	7,758	11.33	1.1	1.0	0.9
32	Indianapolis-Carmel-Anderson, IN	34	4	902,281	85.8	90.1	7,753	9.57	0.9	1.2	0.9
33	Fresno, CA	55	2	442,299	96.6	96.6	7,544	17.91	0.4	0.6	0.8
34	Louisville/Jefferson County, KY-IN	45	4	707,728	95.8	96.1	7,201	10.94	0.9	0.9	0.8

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	New Haven-Milford, CT	66	5	546,407	91.9	92.6	7,161	14.15	1.1	0.7	0.8
36	Milwaukee-Waukesha-West Allis, WI	39	4	703,934	90.5	91.0	6,626	10.79	0.9	0.9	0.7
37	Norwich-New London, CT	182	2	433,532	91.3	91.6	6,556	16.51	0.4	0.6	0.7
38	Scranton--Wilkes-Barre--Hazleton, PA	100	2	620,309	88.2	96.4	5,635	22.21	0.4	0.8	0.6
39	Worcester, MA-CT	58	3	517,810	88.1	88.5	5,572	14.56	0.7	0.7	0.6
40	College Station-Bryan, TX	189	4	491,463	91.7	91.7	5,466	14.68	0.9	0.6	0.6
41	Wilmington, NC	168	2	379,107	96.7	97.7	5,401	14.73	0.4	0.5	0.6
42	Dayton, OH	73	3	534,385	94.5	96.1	5,382	12.65	0.7	0.7	0.6
43	Corpus Christi, TX	118	4	563,740	90.0	91.7	5,371	12.26	0.9	0.7	0.6
44	Winston-Salem, NC	83	3	437,761	91.0	95.5	5,283	13.23	0.7	0.6	0.6
45	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	97.1	97.1	4,983	11.38	0.7	0.6	0.5
46	Greensboro-High Point, NC	75	1	406,768	88.0	89.1	4,751	15.66	0.2	0.5	0.5
47	Oxnard-Thousand Oaks-Ventura, CA	67	2	320,648	97.2	98.6	4,485	14.69	0.4	0.4	0.5
48	Boulder, CO	155	1	278,692	82.1	97.7	4,404	16.17	0.2	0.4	0.5
49	Kansas City, MO-KS	30	4	605,526	88.7	90.0	4,385	8.19	0.9	0.8	0.5
50	Manchester-Nashua, NH	131	2	347,947	85.1	95.4	4,266	21.11	0.4	0.5	0.5
	50 Largest MSAs by ABR	-	324	57,339,918	89.8	92.7	733,006	14.81	72.3	74.9	80.3

51	Charleston-North Charleston, SC	74	2	496,571	89.6	92.4	4,190	9.20	0.4	0.6	0.5
52	Roanoke, VA	160	4	523,878	90.8	91.8	4,103	9.73	0.9	0.7	0.5
53	Mobile, AL	129	1	542,215	55.5	75.9	3,954	9.80	0.2	0.7	0.4
54	Pittsfield, MA	326	1	436,854	97.5	98.6	3,933	21.06	0.2	0.6	0.4
55	Spartanburg, SC	153	1	358,040	89.5	92.3	3,858	12.26	0.2	0.5	0.4
56	Raleigh, NC	43	2	291,027	89.2	98.6	3,776	13.26	0.4	0.4	0.4
57	Columbus, OH	32	3	435,069	86.9	88.1	3,683	10.12	0.7	0.6	0.4
58	Greenville-Anderson-Mauldin, SC	61	2	220,723	96.4	99.4	3,647	17.02	0.4	0.3	0.4
59	Bakersfield, CA	62	1	240,068	89.4	98.5	3,602	15.50	0.2	0.3	0.4
60	Panama City, FL	224	2	397,512	96.7	96.7	3,566	9.27	0.4	0.5	0.4
61	Atlantic City-Hammonton, NJ	181	1	179,199	99.1	100.0	3,378	18.85	0.2	0.2	0.4
62	Saginaw, MI	229	2	429,188	93.0	93.8	3,364	11.94	0.4	0.6	0.4
63	Richmond, VA	44	2	222,690	94.8	97.8	3,271	15.02	0.4	0.3	0.4
64	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	95.1	95.1	3,235	14.76	0.4	0.3	0.4
65	Greenville, NC	240	1	233,153	96.2	96.8	3,094	13.71	0.2	0.3	0.3
66	Des Moines-West Des Moines, IA	88	2	512,825	96.6	96.6	3,065	6.25	0.4	0.7	0.3
67	Odessa, TX	268	1	365,534	100.0	100.0	3,049	13.35	0.2	0.5	0.3
68	Tullahoma-Manchester, TN	377	3	433,744	97.0	97.2	2,900	6.88	0.7	0.6	0.3
69	Springfield, MA	90	2	299,898	96.1	96.1	2,783	12.28	0.4	0.4	0.3
70	Blacksburg-Christiansburg-Radford, VA	233	1	181,055	100.0	100.0	2,740	15.39	0.2	0.2	0.3

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
71	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	83.8	93.8	2,636	20.74	0.2	0.2	0.3
72	Savannah, GA	137	2	224,181	87.8	89.6	2,628	13.08	0.4	0.3	0.3
73	Elkhart-Goshen, IN	221	2	332,099	85.9	95.9	2,572	16.80	0.4	0.4	0.3
74	Fort Wayne, IN	125	2	253,951	82.5	82.5	2,450	13.61	0.4	0.3	0.3
75	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	88.0	88.0	2,430	17.15	0.2	0.2	0.3
76	Merced, CA	178	1	153,721	93.1	96.3	2,380	16.64	0.2	0.2	0.3
77	Hickory-Lenoir-Morganton, NC	147	2	284,984	80.1	91.7	2,302	8.81	0.4	0.4	0.3
78	Duluth, MN-WI	174	1	182,969	98.3	98.3	2,214	12.31	0.2	0.2	0.2
79	Dover, DE	244	1	191,974	99.0	99.0	2,170	12.19	0.2	0.3	0.2
80	Santa Maria-Santa Barbara, CA	119	1	179,549	86.9	97.2	2,132	13.20	0.2	0.2	0.2
81	Lancaster, PA	102	2	170,128	94.8	99.1	2,126	12.61	0.4	0.2	0.2
82	St. Louis, MO-IL	21	2	209,036	84.4	95.7	2,124	10.79	0.4	0.3	0.2
83	Concord, NH	285	1	182,887	100.0	100.0	2,060	11.53	0.2	0.2	0.2
84	Rutland, VT	539	1	224,514	98.0	99.5	2,025	9.07	0.2	0.3	0.2
85	Toledo, OH	92	1	315,515	80.8	80.8	2,012	13.51	0.2	0.4	0.2
86	Altoona, PA	336	1	258,818	70.7	82.4	1,970	9.33	0.2	0.3	0.2
87	Pittsburgh, PA	26	1	199,079	100.0	100.0	1,953	10.88	0.2	0.3	0.2
88	Portland-South Portland, ME	105	1	287,513	90.7	91.4	1,923	20.37	0.2	0.4	0.2
89	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	92.8	92.8	1,923	19.97	0.2	0.1	0.2
90	Tucson, AZ	53	1	168,585	96.8	96.8	1,902	11.66	0.2	0.2	0.2
91	Tulsa, OK	54	1	186,851	100.0	100.0	1,900	10.17	0.2	0.2	0.2
92	Austin-Round Rock, TX	31	1	163,712	77.6	98.4	1,863	11.56	0.2	0.2	0.2
93	Manhattan, KS	395	1	215,261	92.5	93.1	1,815	14.72	0.2	0.3	0.2
94	California-Lexington Park, MD	358	1	92,335	100.0	100.0	1,777	19.25	0.2	0.1	0.2
95	Flint, MI	132	1	162,059	83.2	83.2	1,767	13.22	0.2	0.2	0.2
96	Harrisburg-Carlisle, PA	96	1	214,628	85.6	85.6	1,765	9.61	0.2	0.3	0.2
97	Crestview-Fort Walton Beach-Destin, FL	179	1	158,118	97.5	97.5	1,737	11.26	0.2	0.2	0.2
98	Ithaca, NY	372	1	204,830	85.0	85.0	1,719	9.88	0.2	0.3	0.2
99	Talladega-Sylacauga, AL	418	1	231,820	98.2	98.2	1,568	6.89	0.2	0.3	0.2
100	Columbus, IN	443	1	142,989	96.2	96.2	1,566	11.38	0.2	0.2	0.2
	100 Largest MSAs by ABR	-	396	70,376,689	89.9	92.9	863,606	14.30	89.0	91.9	94.8

	Other MSAs	-	49	6,200,419	83.9	87.7	47,510	9.16	11.0	8.1	5.2

TOTAL		-	445	76,577,108	89.4	92.5	$911,116	$13.89	100.0	100.0	100.0

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 38

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Texas	62	9,041,123	88.6%	92.1%	$106,939	$13.83	13.9%	11.8%	11.7%
2	Florida	51	8,361,636	88.2%	92.3%	105,834	14.23	11.5%	10.9%	11.6%
3	California	30	5,557,011	93.0%	96.1%	97,834	19.69	6.7%	7.3%	10.7%
4	Pennsylvania	30	5,518,839	90.3%	94.3%	66,579	15.53	6.7%	7.2%	7.3%
5	New York	29	3,676,167	92.8%	95.4%	65,649	19.19	6.5%	4.8%	7.2%
6	Georgia	32	4,668,429	90.2%	92.3%	45,094	10.72	7.2%	6.1%	4.9%
7	Illinois	20	4,331,171	82.1%	84.4%	44,807	13.05	4.5%	5.7%	4.9%
8	North Carolina	20	4,242,233	91.7%	94.2%	43,074	11.54	4.5%	5.5%	4.7%
9	New Jersey	16	2,838,461	92.2%	93.2%	40,058	16.16	3.6%	3.7%	4.4%
10	Ohio	19	3,786,350	93.4%	93.9%	39,365	12.73	4.3%	4.9%	4.3%
11	Michigan	17	3,251,082	83.2%	90.1%	34,993	13.05	3.8%	4.2%	3.8%
12	Connecticut	12	1,862,523	90.2%	90.6%	26,574	15.74	2.7%	2.4%	2.9%
13	Tennessee	11	2,299,807	89.9%	95.1%	23,730	11.40	2.5%	3.0%	2.6%
14	Massachusetts	10	1,720,777	94.8%	95.4%	19,107	15.17	2.2%	2.2%	2.1%
15	Colorado	6	1,476,597	84.0%	91.8%	19,040	14.45	1.3%	1.9%	2.1%
16	Kentucky	9	2,074,205	88.4%	88.7%	18,331	10.91	2.0%	2.7%	2.0%
17	Indiana	12	1,887,728	87.3%	91.1%	16,745	11.00	2.7%	2.5%	1.8%
18	Minnesota	9	1,362,757	91.0%	91.2%	15,769	13.40	2.0%	1.8%	1.7%
19	Virginia	10	1,401,047	89.1%	92.6%	15,057	12.33	2.2%	1.8%	1.7%
20	South Carolina	7	1,305,686	91.7%	94.0%	14,930	12.41	1.6%	1.7%	1.6%
21	New Hampshire	5	772,528	89.9%	94.5%	8,145	13.73	1.1%	1.0%	0.9%
22	Wisconsin	4	703,934	90.5%	91.0%	6,626	10.79	0.9%	0.9%	0.7%
23	Maryland	3	410,713	98.3%	98.3%	5,610	13.89	0.7%	0.5%	0.6%
24	Alabama	2	774,035	68.3%	82.6%	5,522	8.75	0.4%	1.0%	0.6%
25	Missouri	5	655,984	87.6%	92.4%	5,142	8.67	1.1%	0.9%	0.6%
26	Arizona	2	288,110	92.4%	92.4%	3,229	12.13	0.4%	0.4%	0.4%
27	Kansas	2	373,839	90.4%	90.8%	3,182	12.14	0.4%	0.5%	0.3%
28	Iowa	2	512,825	96.6%	96.6%	3,065	6.25	0.4%	0.7%	0.3%
29	Delaware	1	191,974	99.0%	99.0%	2,170	12.19	0.2%	0.3%	0.2%
30	West Virginia	2	251,500	98.0%	98.8%	2,150	8.65	0.4%	0.3%	0.2%
31	Vermont	1	224,514	98.0%	99.5%	2,025	9.07	0.2%	0.3%	0.2%
32	Maine	1	287,513	90.7%	91.4%	1,923	20.37	0.2%	0.4%	0.2%
33	Oklahoma	1	186,851	100.0%	100.0%	1,900	10.17	0.2%	0.2%	0.2%
34	Louisiana	2	279,159	63.4%	63.4%	918	5.37	0.4%	0.4%	0.1%

TOTAL		445	76,577,108	89.4%	92.5%	$911,116	$13.89	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	542,215	75.9%	$3,954	$9.80	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,568	6.89	Walmart Supercenter	Burke's Outlet	-
3	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	86.1%	1,327	12.89	-	Gymnasium Academy, LA Fitness, Sears Outlet	XL Health Club
4	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	96.8%	1,902	11.66	Sam's Club*	CareMore, Tuesday Morning, Stein Mart	-
5	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	153,721	96.3%	2,380	16.64	SuperTarget*, Walmart Supercenter*	Marshalls, Petco	-
6	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	98.5%	3,602	15.50	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
7	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	96.4%	2,377	20.15	Trader Joe's*	24 Hour Fitness, CVS, Michaels	-
8	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	96.1%	1,261	19.46	Stater Bros.	-	-
9	Clovis Commons	Clovis	CA	Fresno, CA	2004	180,955	95.0%	3,752	22.61	-	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
10	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	127,267	70.8%	1,979	21.98	-	Big Lots, Chuze Fitness	-
11	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,923	19.97	Trader Joe's	Forever 21, World Market	-
12	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,485	15.06	Vons (Albertsons)	Chuze Fitness	-
13	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	96.6%	2,752	22.53	Major Market, Trader Joe's	Rite Aid	-
14	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.7%	3,792	14.85	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
15	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	97.2%	2,132	13.20	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
16	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,238	14.19	Grocery Outlet	Fallas, Sears Outlet	In Shape Fitness
17	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	100.0%	5,786	20.90	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	-
18	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,053	17.30	Barons Market	Crunch Fitness, Dollar Tree	-
19	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,165	10.68	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
20	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,780	33.87	-	Kohl's, Orchard Supply Hardware, Party City	Walmart
21	Rose Pavilion (2)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2018	328,958	96.8%	7,912	24.90	99 Ranch Market, Trader Joe's	CVS, Golf Galaxy, Macy's Home Store, Total Wine & More	-
22	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.8%	5,867	23.18	-	Marshalls, Michaels	-
23	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,152	8.05	-	Big Lots, Target	-
24	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	95.8%	4,736	29.08	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
25	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	91.7%	587	14.50	Stater Bros.	-	-
26	Village at Mira Mesa (2)	San Diego	CA	San Diego-Carlsbad, CA	2018	422,195	99.4%	9,616	23.73	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, Marshalls, Michaels, Mira Mesa Lanes	-
27	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,793	23.02	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
28	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	98.2%	2,949	27.51	Trader Joe's	Big Lots, Petco, Rite Aid	-
29	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,538	23.79	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
30	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	2,108	11.26	Vons (Albertsons)	Ace Hardware, Big Lots	-
31	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	91.8%	2,893	21.47	Stater Bros.	Rite Aid, Stein Mart	-
32	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,030	19.36	Ralphs (Kroger)	-	-
33	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,350	90.3%	1,795	19.80	Sprouts Farmers Market	-	-
34	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	86.5%	8,401	18.97	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
35	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	747	7.84	King Soopers (Kroger)	Arc	-
36	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	472,518	100.0%	7,113	15.05	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Dollar Tree, Kohl's, Planet Fitness, Stein Mart	-
37	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,723	9.99	King Soopers (Kroger)	Cinema Latino, Gen-X	-
38	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	90.7%	1,602	14.59	-	Chuze Fitness	-
39	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,692	97.7%	4,404	16.17	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Party City, Stickley Furniture, T.J.Maxx, Ulta	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

40	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	68.9%	3,451	17.64	-	Barnes & Noble, David's Bridal, JOANN, Ross Dress for Less, Tile Shop, Ulta	-
41	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	91.0%	2,509	25.92	Whole Foods Market	Petco	-
42	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	95.9%	2,441	12.93	Super Stop & Shop (Ahold)	Kohl's	Walmart
43	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,004	13.88	PriceRite (Wakefern)	-	The Home Depot
44	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,755	87.6%	4,295	14.43	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
45	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	-	Dollar Tree, Savers	-
46	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	99.0%	2,474	16.68	Price Chopper	Dick's Sporting Goods	-
47	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,782	17.85	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
48	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	97.0%	1,737	13.49	-	A.C. Moore, Christmas Tree Shops	-
49	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	88.0%	2,430	17.15	-	LA Fitness, Marshalls	-
50	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	80.2%	1,149	11.42	-	JOANN, Staples, T.J.Maxx	-
51	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	82.4%	2,046	13.57	Super Stop & Shop (Ahold)	Dollar Tree	Target
52	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	88.0%	4,115	19.75	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
53	North Dover Center	Dover	DE	Dover, DE	1989	191,974	99.0%	2,170	12.19	-	Kirkland's, Party City, Staples, T.J.Maxx	-
54	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	92.5%	3,523	17.83	-	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	-
55	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	80.8%	5,557	22.86	Costco*, SuperTarget*	David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
56	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	88.8%	3,305	14.09	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
57	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	87,283	91.2%	1,616	20.29	-	Broward County Library, CVS	-
58	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,454	94.1%	1,507	8.78	Publix	Big Lots, Planet Fitness, Tractor Supply	-
59	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	97.5%	1,737	11.26	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
60	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	846	9.70	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
61	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	92.5%	1,961	6.83	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet	-
62	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,975	18.10	-	Best Buy, David's Bridal, Restoration Hardware, Urban Air Trampoline & Adventure Park	-
63	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,670	17.61	-	LA Fitness	-
64	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	95.6%	2,279	17.85	Walmart Neighborhood Market	Walgreens	-
65	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	93.0%	1,865	11.34	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
66	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	1998	109,882	78.3%	1,822	21.19	Publix	-	-
67	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	340,528	71.4%	3,078	15.92	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
68	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	249,319	98.8%	2,892	11.74	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	-
69	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	2,062	9.73	Publix	-	-
70	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,614	18.22	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
71	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	254,548	97.3%	4,614	19.69	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
72	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,059	13.05	Publix	Zone Fitness Club	-
73	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	248,501	98.6%	2,590	11.19	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket	-
74	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	91.8%	904	11.14	Sedano's	Family Dollar	-
75	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,433	17.25	-	Burlington Stores, LA Fitness	Target
76	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,064	13.94	Publix	-	-
77	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	89.6%	1,066	16.25	Lucky's Market	-	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

78	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	420,005	93.3%	9,708	25.56	-	Main Event, Regal Cinemas	-
79	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	749	12.13	Publix	-	-
80	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	161,754	95.8%	2,818	18.69	-	Coastal Care, Walgreens	-
81	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.9%	1,197	13.04	Publix	-	-
82	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	98.0%	2,369	8.09	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
83	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.6%	1,942	14.26	Publix	Fortis Institute, Walgreens	-
84	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.5%	1,175	13.06	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
85	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	678	11.41	Winn-Dixie (Southeastern Grocers)	-	-
86	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	97.4%	779	20.29	SuperTarget*	The Zoo Health Club	-
87	Beneva Village Shoppes (2)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2018	140,075	95.3%	1,737	13.01	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
88	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,059	12.19	Publix	Big Lots, Crunch Fitness, HomeGoods	-
89	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,901	82.4%	1,442	13.36	Publix	Planet Fitness	-
90	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	95.2%	1,228	8.23	-	Bealls Outlet, Burlington Stores, T.J.Maxx	-
91	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	98.5%	3,694	14.13	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
92	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	77.3%	1,950	18.51	Publix	CVS, Dollar Tree	-
93	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,621	17.22	Publix	Bealls Outlet, Pet Supermarket	-
94	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,285	8.96	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
95	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	76.6%	727	8.88	-	Dollar Tree	-
96	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	83.5%	1,703	10.08	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
97	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	73.2%	1,431	12.92	Publix	Family Dollar, Flooring USA	-
98	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,377	12.51	Patel Brothers	Dollar Tree, LA Fitness	Walmart
99	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	92.9%	1,516	17.56	Publix	Rarehues	-
100	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	98.7%	1,381	15.57	-	Deal$, Ross Dress for Less, Lumber Liquidators	-
101	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	98.6%	2,267	15.76	Publix	Petco, T.J.Maxx, Ulta	-
102	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	947	7.34	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
103	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.1%	620	6.49	Publix	Bealls Outlet	-
104	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	175,148	90.0%	2,395	15.19	Publix	JOANN, Planet Fitness	-
105	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	73.7%	582	6.92	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet	-
106	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	98.9%	5,358	20.33	-	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	-
107	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.1%	829	6.03	-	Belk, Roses	-
108	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	93.9%	4,722	11.53	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
109	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	73.4%	1,151	7.55	-	At Home, Dollar Tree	-
110	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	525	8.08	Food Depot	Family Dollar	-
111	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	96.5%	1,128	14.79	Publix	-	-
112	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	708	8.50	Kroger	Planet Fitness	-
113	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	98.1%	2,235	13.29	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
114	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	745	6.82	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
115	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,110	6.73	Ingles	Kmart	-
116	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	792	12.01	Publix	-	-
117	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	88.4%	1,124	13.39	Kroger	-	-
118	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	607	8.44	Food City	Family Dollar	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

119	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	777	11.00	Publix	-	-
120	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	88.9%	758	18.36	Kroger*	-	-
121	Westgate	Dublin	GA	Dublin, GA	2004	110,738	83.9%	596	6.68	-	Big Lots	The Home Depot
122	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,642	10.58	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
123	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	77.6%	1,162	10.01	Food Depot	Cinemark, Staples	-
124	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,420	11.06	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
125	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,390	14.32	Publix	-	-
126	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.6%	1,305	13.92	Publix	-	-
127	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	95.2%	1,116	5.12	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
128	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	588	10.70	-	Marshalls	-
129	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	91.5%	1,104	10.67	Kroger	-	-
130	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	88.1%	1,767	13.01	Kroger	Kayhill's Sports Bar and Grill	-
131	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	92.1%	565	8.79	Food Depot	-	-
132	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	992	10.94	-	PGA TOUR Superstore	-
133	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	88.6%	1,664	15.31	SuperTarget*	Citi Trends, Dollar Tree, Staples	The Home Depot
134	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.2%	2,878	15.74	Kroger	-	-
135	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	97.8%	1,790	5.27	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
136	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	90.8%	964	10.46	Kroger	-	-
137	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,507	6.36	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
138	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	94.0%	1,558	6.14	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
139	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	100.0%	3,526	17.68	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
140	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	92.1%	1,999	14.31	-	Savers, XSport Fitness	Kohl's
141	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	87.2%	269	5.34	Kroger	-	-
142	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	88.7%	2,036	11.58	Shop & Save Market	Hobby Lobby, Octapharma, Walgreens	-
143	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.2%	4,167	15.03	-	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness	-
144	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	78.3%	5,534	15.42	-	AMC Theatres, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	-
145	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	86.8%	2,479	10.46	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
146	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	59,409	74.4%	943	24.77	-	Walgreens	-
147	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	539	6.95	Cub Foods (Supervalu)	-	-
148	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	321,382	91.1%	2,816	10.10	Tony's Finer Foods	Amber's Furniture, Big Lots, LA Fitness, Sears Outlet	Value City
149	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	80.7%	2,125	15.34	-	Best Buy, PetSmart, Stein Mart	-
150	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	97.2%	1,636	15.78	Sunset Foods	-	-
151	High Point Centre (2)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2018	245,497	57.6%	1,411	11.35	-	David's Bridal, JOANN, LA Fitness	-
152	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,719	16.34	Jewel-Osco	Planet Fitness	-
153	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	79.8%	6,905	12.72	-	Art Van Furniture, Big Lots, buybuy BABY, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	-
154	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	83.6%	679	9.53	Kroger	-	-
155	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	96.3%	1,999	17.68	-	LA Fitness, Regal Cinemas	-
156	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	751	6.73	Hy-Vee	Eye Surgeons Associates	-
157	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	94.9%	1,344	10.13	Schnucks	U.S. Post Office	-
158	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.2%	1,930	12.19	Walt's Fine Foods	Planet Fitness, Tile Shop	-
159	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	89.4%	1,092	9.35	-	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

160	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	96.2%	1,566	11.38	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
161	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	91.0%	570	31.03	Martin's Super Market	CVS	-
162	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,892	17.64	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
163	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	250,448	97.5%	2,002	14.86	Walmart Supercenter*	JOANN	-
164	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	793	8.80	Kroger	-	-
165	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	674	9.41	Save-A-Lot	Citi Trends	-
166	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	382	14.16	Walmart Supercenter*	Aaron's	-
167	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	92,295	91.3%	752	8.97	Martin's Super Market	-	-
168	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	70.0%	558	7.68	Kroger	Go Workout	-
169	Speedway Super Center (2)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2018	592,830	90.2%	5,194	9.76	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
170	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	134,139	97.1%	1,270	9.75	Pay Less (Kroger)	-	-
171	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	158,578	87.6%	1,367	9.84	Hy-Vee	-	-
172	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	93.1%	1,815	14.72	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
173	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,057	8.10	-	At Home, Staples	-
174	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	90.1%	6,916	14.38	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx	-
175	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,826	9.69	-	King Pin Lanes, Louisville Athletic Club	-
176	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	40.4%	765	8.71	-	Gabriel Brothers	-
177	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,120	6.69	Kroger	Goody's	-
178	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,990	11.38	Kroger	Petco	-
179	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	92.6%	1,523	10.76	Kroger	Annie's Attic	-
180	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	96.5%	1,862	12.15	Kroger Marketplace	-	-
181	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	94.9%	1,272	8.22	-	Big Lots, Books-A-Million, Office Depot	-
182	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	314	3.55	Super 1 Foods	dd's Discounts (Ross)	-
183	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	49.5%	604	7.32	Super 1 Foods	-	-
184	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	98.9%	978	7.57	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot	-
185	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	100.0%	2,212	29.57	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
186	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,598	12.31	Super Stop & Shop (Ahold)	JOANN, Ocean State Job Lot	-
187	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	97.9%	3,222	11.78	Shaw's (Albertsons)	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
188	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	237	15.28	Hannaford Bros. (Delhaize)*	-	Walmart
189	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,294	16.58	Shaw's (Albertsons)	Rainbow	-
190	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	99.4%	2,335	12.86	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
191	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	98.6%	3,933	21.06	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
192	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,185	12.25	-	Ocean State Job Lot, Staples, T.J.Maxx	-
193	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	79.1%	2,113	22.59	Super Stop & Shop (Ahold)	Citi Trends, Fallas	-
194	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,777	19.25	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
195	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	90.3%	736	31.92	-	-	-
196	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	98.5%	3,097	10.74	Giant Food (Ahold)	JOANN, Kmart, Peebles	-
197	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	91.4%	1,923	20.37	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
198	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	84.5%	5,960	17.77	Kroger	Bed Bath & Beyond, DSW, Marshalls, Michaels, Nordstrom Rack, Ulta	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

199	Maple Village (2)	Ann Arbor	MI	Ann Arbor, MI	2018	300,157	87.8%	4,152	15.76	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
200	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,011	11.84	Busch’s Fresh Food Market	Ace Hardware	-
201	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	814	10.30	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
202	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	83.2%	1,767	13.22	VG's Food (SpartanNash)	Dunham's Sports, Glik's	-
203	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.4%	607	7.78	D&W Fresh Market (SpartanNash)	-	-
204	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	84.6%	1,427	9.05	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
205	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	90.6%	1,476	15.95	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
206	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,941	89.5%	2,456	10.01	Prince Valley Market	Burlington Stores, Citi Trends, CW Price, Dollar Tree	-
207	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	469,251	98.1%	6,605	18.69	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
208	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,872	10.13	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
209	Green Acres	Saginaw	MI	Saginaw, MI	2018	244,453	89.1%	1,492	15.38	Kroger	Planet Fitness, Rite Aid	-
210	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,223	12.02	-	Party City, Planet Fitness	Burlington Stores
211	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	984	9.69	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
212	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	88.3%	1,000	7.32	-	Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Trampoline & Adventure Park	-
213	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	71.4%	1,289	11.09	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
214	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	858	7.23	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
215	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.7%	2,124	17.40	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
216	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	98.3%	2,214	12.31	-	Best Buy, David's Bridal, Dunham's Sports, JOANN, T.J.Maxx	-
217	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.9%	1,954	10.96	Cub Foods (Jerry's Foods)	OfficeMax	-
218	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,049	100.0%	1,543	17.52	Cub Foods (Supervalu)*	-	-
219	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.3%	2,144	11.50	-	Marshalls, Michaels	-
220	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	665	16.72	Cub Foods (Jerry's Foods)*	Dollar Tree	-
221	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,518	98.2%	1,826	16.23	Fresh Thyme Farmers Market	Marshalls	-
222	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,491	12.38	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
223	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	93.5%	808	11.83	Festival Foods	Dollar Tree	-
224	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.8%	1,693	13.03	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
225	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.8%	771	5.87	Price Chopper	-	-
226	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	93.4%	1,271	8.42	Price Chopper	Ace Hardware	-
227	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	91.4%	976	8.56	Price Chopper	-	-
228	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	431	6.43	Shcnuck's	-	-
229	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
230	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	280,564	90.4%	3,522	13.88	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
231	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,033	8.37	Patel Brothers	Big Lots, Fallas, Gabriel Brothers, The Home Depot, Value City Furniture	-
232	Macon Plaza	Franklin	NC	-	2001	92,787	94.1%	480	10.64	BI-LO (Southeastern Grocers)	Peebles	-
233	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	97.8%	2,204	12.22	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
234	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	84.5%	3,189	13.41	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Ross Dress for Less	-
235	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	89.1%	4,751	15.66	-	Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart, Rainbow	Ross Dress for Less, Target

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

236	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.8%	3,094	13.71	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
237	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,808	9.45	-	Academy Sports + Outdoors, Dollar Tree, Fallas, Harbor Freight Tools, Ollie's Bargain Outlet	-
238	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,075	4.29	Walmart Supercenter	Dollar Tree	-
239	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	74.8%	494	7.06	-	Big Lots, Harbor Freight Tools	-
240	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,394	15.28	-	Person County Health & Human Services	-
241	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,037	11.55	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
242	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.1%	2,174	6.45	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
243	Anson Station	Wadesboro	NC	-	1988	132,353	64.2%	563	6.63	-	Peebles, Tractor Supply Co.	-
244	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	94.0%	1,766	13.45	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
245	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,635	15.45	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	-
246	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,208	14.84	Harris Teeter (Kroger)	-	-
247	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,693	94.9%	3,090	12.39	Super Compare Foods	Big Lots, Citi Trends, Modern Home, Office Depot	-
248	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	985	14.37	-	Golf Galaxy, Mattress Firm, OfficeMax	-
249	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	93.2%	1,930	23.27	-	Bed Bath & Beyond, Boston Interiors, Walmart	-
250	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,060	11.53	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
251	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,336	19.61	-	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
252	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	74.7%	390	5.96	-	JOANN, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
253	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,429	9.72	Market Basket (DeMoulas Supermarkets)	T.J.Maxx	-
254	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	65.7%	1,134	7.62	-	At Home, Planet Fitness	-
255	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	96.8%	4,560	23.22	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
256	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
257	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	96.4%	2,197	9.10	-	Kmart, LA Fitness, Staples	-
258	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	150,919	100.0%	1,370	9.08	-	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness	-
259	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	93.1%	1,601	13.51	Super Stop & Shop (Ahold)	-	-
260	Marlton Crossing (2)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	332,671	99.5%	5,835	17.62	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
261	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	91.0%	3,695	20.91	ShopRite	Petco, Rite Aid	-
262	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	84.5%	1,068	32.74	ShopRite	-	-
263	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	96.3%	3,843	16.21	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
264	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,070	19.24	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
265	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	97.9%	1,562	11.38	ShopRite*	Peebles, PetSmart, Planet Fitness	-
266	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	100.0%	3,378	18.85	ShopRite	Pier 1 Imports, Staples	-
267	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
268	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,379	16.86	Acme (Albertsons)*	Dollar Tree, Jersey Strong	-
269	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	91.8%	3,290	16.56	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	-
270	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,718	30.30	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
271	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	116,488	100.0%	1,448	12.43	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
272	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,429	21.18	Acme (Albertsons)	True Value	-
273	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	71.9%	1,544	25.42	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
274	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	93.2%	1,889	26.16	Wild by Nature Market*, Stop & Shop*	Ace Hardware	Rite Aid
275	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.2%	2,955	15.70	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

276	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,756	36.05	H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx, Total Wine & More	-
277	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,719	9.88	-	Big Lots, JOANN, Party City, Rite Aid, True Value	-
278	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,500	20.77	Key Food Marketplace	T.J.Maxx	-
279	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	582	34.24	Trader Joe's	-	-
280	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	84.0%	1,282	24.97	KolSave Market*	Advance Auto Parts, Planet Fitness	-
281	Mamaroneck Centre (2)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	26,727	100.0%	957	35.81	North Shore Farms	CVS	-
282	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,778	13.69	Super Stop & Shop (Ahold)	Planet Fitness, Savers	-
283	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	95.2%	2,079	10.73	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
284	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,957	16.04	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	-
285	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	98.7%	6,556	26.40	A Matter of Health	Barnes & Noble, Charlotte Russe, Marshalls, Modell's Sporting Goods, Petco	-
286	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	38,395	90.8%	1,341	38.48	-	Harmon Discount	-
287	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,666	22.31	-	Dollar Tree, HomeGoods	-
288	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,841	18.57	Best Market	CVS, T.J.Maxx	-
289	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	111,669	100.0%	2,486	22.26	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
290	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,112	26.71	-	HomeGoods, Rite Aid	-
291	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	83.0%	1,298	21.60	Price Chopper	Family Dollar	-
292	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	96.6%	3,104	18.30	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
293	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.4%	1,817	11.49	-	Olum's Furniture & Appliances, Rite Aid, Staples	-
294	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,263	10.92	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
295	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	-	HomeGoods, Michaels, Old Navy	-
296	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	97.3%	4,865	17.05	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
297	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
298	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	97.3%	2,506	29.11	H-Mart	-	-
299	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	98.7%	1,935	14.17	Giant Eagle	-	The Home Depot
300	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	94.4%	1,481	10.75	Giant Eagle, Marc's	-	-
301	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	94.8%	2,411	18.04	Kroger	Petco, Planet Fitness, Rainbow	-
302	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,459	9.09	Kroger	Pet Supplies Plus	-
303	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	99.0%	3,569	14.30	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
304	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	100.0%	3,959	12.93	-	Bed Bath & Beyond, Michaels, Staples, T.J.Maxx	Target
305	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	96.3%	1,046	30.54	Kroger	-	-
306	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	91.0%	1,298	9.84	Kroger	Dollar Tree, Planet Fitness	-
307	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,183	11.41	Kroger	-	-
308	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	164	10.31	Kroger*	-	-
309	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	100.0%	4,533	14.16	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
310	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.4%	6,857	10.23	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
311	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,171	16.73	-	Ollie's Bargain Outlet, Sears Outlet	-
312	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,174	25.56	Kroger	Marshalls	-
313	Market Place	Piqua	OH	Dayton, OH	1972	182,487	89.6%	685	7.65	Kroger	Roses	-
314	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	88.1%	1,202	9.37	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
315	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	694	7.76	Giant Eagle	-	Lowe's, Target
316	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	80.8%	2,012	13.51	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

317	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	118,145	71.8%	1,532	18.74	-	OfficeMax, Petco, Planet Fitness	Kohl's, Lowe's, Target
318	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,900	10.17	-	Basset Home Furnishings, Conn's, David's Bridal, Boot Barn, PetSmart	Best Buy
319	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	99.4%	2,671	19.14	Giant Food (Ahold)	CVS, Dollar Tree	-
320	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	258,818	82.4%	1,970	9.33	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival	-
321	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	775	11.01	Redner's Warehouse Market	-	Premiere Storage
322	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,953	10.88	Giant Eagle	Walmart	-
323	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	96.9%	3,662	14.85	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart	-
324	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	92.1%	3,673	13.61	Giant Food (Ahold)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits	-
325	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654	89.5%	2,300	9.09	-	Ollie's Bargain Outlet	-
326	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	73.6%	417	12.30	-	-	-
327	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	91.4%	2,495	19.00	Giant Food (Ahold)	Wine & Spirits Shoppe	-
328	Collegeville Shopping Center (2)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	110,696	72.9%	1,158	14.36	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
329	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,611	23.88	Giant Food (Ahold)	Wine & Spirits Shoppe	-
330	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,098	10.45	-	Chuck E. Cheese's, Mealey's Furniture	-
331	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	94.9%	3,334	18.19	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
332	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	98.2%	3,379	14.48	-	Kohl's, Marshalls, Regal Cinemas	-
333	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,293	17.19	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
334	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	85.6%	1,765	9.61	Giant Food (Ahold)	Citi Trends	-
335	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.9%	995	7.39	-	Big Lots, Ollie's Bargain Outlet	-
336	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,346	12.61	Giant Food (Ahold)	-	-
337	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	88.3%	567	21.54	-	-	-
338	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	90.7%	961	19.48	Weis Markets*	-	-
339	Village at Newtown (2)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	186,422	91.3%	5,011	29.77	McCaffrey's	Pier 1 Imports	-
340	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,677	25.17	-	Dollar Tree, Target, Wine & Spirits	-
341	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	97.3%	8,085	34.62	-	Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	-
342	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.9%	1,309	7.81	Redner's Warehouse Market	French Creek Outfitters, Staples	-
343	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	97.1%	1,520	10.52	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
344	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	417	10.00	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
345	Warminster Town Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,645	16.68	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
346	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	780	12.60	Musser's Markets	Dollar Tree	Kmart
347	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	93.4%	3,411	11.59	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
348	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,301	32.66	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	-
349	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	94.4%	2,358	15.14	Kroger	Stein Mart	-
350	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	98.5%	1,585	19.04	BI-LO (Southeastern Grocers)	-	-
351	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	877	13.85	BI-LO (Southeastern Grocers)	-	-
352	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,565	9.14	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
353	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	88.4%	2,625	9.24	-	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet	-
354	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	100.0%	2,062	15.74	-	Ross Dress for Less, T.J.Maxx	Target
355	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	358,040	92.3%	3,858	12.26	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

356	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	552	10.88	Food Lion (Delhaize)	-	-
357	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	100.0%	2,873	10.94	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
358	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.5%	3,748	11.36	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness	-
359	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,043	94.0%	1,539	12.28	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
360	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,141	9.56	-	Badcock Home Furniture, Sears Outlet, Urban Air Trampoline & Adventure Park	-
361	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	100.0%	388	8.98	Food Lion (Delhaize)	-	-
362	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	89.8%	8,620	14.83	-	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
363	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	90.3%	1,265	12.27	Kroger	Aaron's	-
364	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,092	12.58	Kroger	-	Walgreens
365	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,310	7.26	Walmart Supercenter	Dollar Tree	-
366	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.2%	1,202	6.07	Walmart Supercenter	Goody's	-
367	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	92.3%	327	7.02	-	Bealls (Stage Stores), Family Dollar	-
368	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	163,712	98.4%	1,863	11.56	Big Bazar Grocery	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
369	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	979	11.19	-	24 Hour Fitness	-
370	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	688	9.60	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
371	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	401	7.91	-	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone	-
372	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,015	8.21	-	Tops Printing	-
373	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	46.3%	483	10.99	-	Dollar Tree, Walgreens	-
374	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	86.7%	2,733	18.30	-	Dollar Tree, Party City, Spec's Liquors	Kohl's
375	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	96.6%	1,317	27.08	Kroger	CVS	-
376	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	84,075	82.7%	738	10.61	-	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning	-
377	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	277,046	91.2%	3,189	12.83	-	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less	-
378	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	585	8.83	-	Family Dollar	-
379	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	503	15.20	-	Family Dollar	-
380	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	460	10.11	-	Big Lots, O'Reilly Auto Parts	-
381	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,162	11.18	El Rio Grande Latin Market	Family Dollar	-
382	Wynnewood Village (2)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2018	530,064	94.8%	5,444	12.90	El Rancho, Kroger	Fallas, Gen X Clothing, Ross Dress for Less	-
383	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	92.8%	957	8.72	Food Town	Burkes Outlet, Walgreens	-
384	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	91.0%	719	10.63	Albertsons	-	Anytime Fitness
385	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.1%	15,787	20.94	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
386	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	399	5.73	Foodland Markets	Family Dollar, Hi Style Fashion	-
387	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,929	11.65	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
388	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	96.6%	3,831	20.08	Tom Thumb (Albertsons)	DSW	-
389	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,116	12.54	Truong Nguyen Grocer	-	-
390	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	269	7.33	-	Dollar Tree	-
391	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	72.2%	821	11.45	-	Painted Tree Marketplace	-
392	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	782	11.10	Kroger	-	-
393	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	989	29.22	Kroger	-	-
394	Braes Heights (2)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2018	92,904	92.0%	2,305	26.98	-	CVS, Imagination Toys, I W Marks Jewelers	-
395	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	93.8%	434	10.87	-	-	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

396	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	606	6.74	Food Town	-	-
397	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	786	10.93	El Ahorro Supermarket	Fallas, Melrose Fashions	-
398	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.9%	1,437	15.66	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
399	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	67.5%	1,352	9.62	-	Big Lots, Stein Mart	-
400	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	62,665	95.1%	734	12.32	-	24 Hour Fitness	-
401	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	70.1%	875	11.23	-	Fitness Connection	-
402	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,306	7.83	-	Big Lots, Hobby Lobby	-
403	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	88.1%	682	8.26	Foodarama	Burke's Outlet	-
404	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,494	14.33	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
405	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	329	8.18	El Rancho*	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax	-
406	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.6%	2,793	13.85	Sellers Bros.	Conn's, Office Depot	-
407	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	96.5%	2,294	12.64	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
408	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	100.0%	1,644	12.22	Food City	-	-
409	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	97.3%	1,820	10.57	-	24 Hour Fitness, Floor & Décor	-
410	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	68,378	100.0%	912	13.66	-	Family Dollar, Houston Community College	-
411	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	98.2%	3,348	23.53	H-E-B	-	-
412	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,725	100.0%	1,182	14.24	ALDI	Dollar Tree, Party City, Salon In The Park	-
413	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	91.0%	2,095	9.54	Fiesta Mart	King Dollar, Marshalls	-
414	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	100.0%	2,566	11.19	-	Hobby Lobby, Palais Royal, Stein Mart	-
415	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	368	6.74	-	AutoZone, Bealls (Stage Stores), Dollar Tree	-
416	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	99.1%	935	7.25	Super 1 Foods	Harbor Freight Tools, PetSense	-
417	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,534	100.0%	3,049	13.35	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
418	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,982	15.31	Kroger	LA Fitness	-
419	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	91.3%	2,040	12.33	Kroger	Burkes Outlet	-
420	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,142	7.71	Kroger	Harbor Freight Tools, Walgreens	-
421	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	137,658	81.2%	2,618	24.64	Central Market (H-E-B)	-	-
422	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	86.7%	5,914	25.26	-	Gap Factory Store, Infinite Bounds Gymnastics	-
423	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	97.4%	1,117	15.19	H-E-B	Bealls (Stage Stores)	-
424	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	93.8%	741	9.79	Food Town	Family Dollar, Petco	-
425	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	93.9%	1,282	11.23	El Rancho	Palais Royal	-
426	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	61.0%	1,380	10.21	Kroger	Planet Fitness	-
427	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,155	27.48	Randalls (Albertsons)	-	-
428	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	94.7%	736	16.55	ALDI	Planet Fitness, Walgreens	-
429	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,740	15.39	-	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
430	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	95.2%	1,150	9.09	Weis Markets	Mountain Run Bowling, Tractor Supply Co.	-
431	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	136,680	99.3%	2,000	14.74	-	Gold's Gym, Hobby Lobby	Kohl's
432	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	95.5%	1,271	15.48	-	2nd & Charles, Chuck E. Cheese's	-
433	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,194	13.53	Kroger	Hamrick's	-
434	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,461	9.13	-	Dollar Tree, Kohl's, PetSmart	-
435	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	23.0%	107	10.19	-	-	AMC Theatres
436	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,341	8.22	Kroger	Big Lots, Dollar Tree	-
437	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	93.8%	2,636	20.74	Trader Joe's	Kirkland’s, PetSmart, Ulta	-
438	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	78.6%	1,157	7.73	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
439	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	99.5%	2,025	9.07	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 50

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

440	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	182,632	86.4%	1,100	8.38	-	T.J.Maxx	-
441	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,454	86.9%	3,119	16.36	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
442	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	100.0%	1,014	10.32	Pick 'n Save (Kroger)	-	-
443	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	95.2%	1,393	7.19	-	Hobby Lobby, Kohl's	ShopKo
444	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,284	7.42	Kroger	Big Lots, Dunham's Sports, Peebles	-
445	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	866	11.49	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					76,577,108	92.5%	$911,116	$13.89

(1) * Indicates grocer is not owned.
(2) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended September 30, 2018	Page 51